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                                                                  EXHIBIT 10.168



                             COLLABORATION AGREEMENT

                                      AMONG

                              ELI LILLY AND COMPANY

                                       AND

                       LIGAND PHARMACEUTICALS INCORPORATED

                                       AND

                   ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.

                             DATED NOVEMBER 25, 1997



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                             COLLABORATION AGREEMENT


        THIS COLLABORATION AGREEMENT ("AGREEMENT") is entered into as of November 25, 1997 among ELI LILLY AND COMPANY, an Indiana corporation having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 ("LILLY"),

                                       AND

        LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation having its principal place of business at 9393 Towne Centre Drive, San Diego, California 92121 ("LIGAND"),


                                       AND

        ALLERGAN LIGAND RETINOID THERAPEUTICS, INC., a Delaware corporation having its principal place of business at 9393 Towne Centre Drive, San Diego, California 92121 ("ALRT")

                                    RECITALS

        WHEREAS, Lilly is interested in developing and commercializing pharmaceutical products to treat and prevent medical conditions, including, but not limited to, diabetes mellitus, insulin resistance, obesity, dyslipidemia, and cardiovascular disorders associated with insulin resistance and obesity, and would like to collaborate with Ligand in a research and development effort to determine whether modulators of certain intracellular receptors or transcription factors will be useful in treating these medical conditions; and

        WHEREAS, Ligand and ALRT, its wholly owned subsidiary, own or control certain patents and technology useful in the collaboration; and

        WHEREAS, ALRT, Ligand and Lilly believe that each party can bring significant and complementary strengths to a collaboration and wish to proceed in accordance with the terms of the following agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter recited, the parties agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

        When used in this Agreement, each of the following terms shall have the meanings as set forth below:



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        1.1 "AFFILIATE" shall mean any company or entity controlled by, controlling, or under common control with a party hereto and shall include without limitation any company fifty percent (50%) or more of whose voting stock (or other comparable ownership interest for an entity other than a corporation) is owned or controlled, directly or indirectly, by a party, and any company or entity which owns or controls, directly or indirectly, fifty percent (50%) or more of the voting stock (or other comparable ownership interest for an entity other than a corporation) of a party or equivalent power to direct the management or policies of such company or entity.

        1.2 "ALLERGAN" shall mean Allergan, Inc., a Delaware corporation, and its affiliates.

        1.3 "ALLERGAN ROYALTY COMPOUND" shall mean an ALRT Compound with respect to which a royalty must be paid by Ligand or ALRT under the ALRT Agreement; provided, however, with respect to Section 7.2, Allergan Royalty Compound shall not include Compound 324 or Compound 268.

        1.4 "ALLIANCE DIRECTORS COMMITTEE" shall mean the committee described in
Section 2.3.

        1.5 "ALRT AGREEMENT" shall mean that certain Amended and Restated Technology Cross License Agreement dated as of September 24, 1997 among Allergan, Ligand and ALRT.

        1.6 "ALRT COMPOUND" shall mean a compound which is both (i) a Modulator or a Regulator, and (ii) licensed to Ligand and ALRT pursuant to the ALRT Agreement.

        1.7 "ANALOG" shall mean a compound which is structurally closely related to a reference compound in that
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        1.8 "CALENDAR QUARTER" shall mean a quarter ending on March 31, June 30,
September 30 or December 31 of each Calendar Year.

        1.9 "CALENDAR YEAR" shall mean the twelve month period ending on December 31.

        1.10 "COMBINATION PRODUCT" shall mean a Drug Product which, in addition to utilizing a Research Compound, contains another component, which may also be a Research Compound, as a pharmaceutically active ingredient.



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        1.11 "COMMERCIALIZATION PROGRAM" shall mean all activities related to the development and commercialization of a Drug Product that occur after Phase III Enrollment including, without limitation, the conduct of Phase III Clinical Trials, activities associated with the preparation, filing and prosecution of an NDA and all activities related to commercialization of a Drug Product. The Commercialization Program shall also include all activities relating to manufacturing, including, without limitation, manufacturing process development and scale-up, chemistry, manufacturing and controls, and related activities regardless of whether they occur before or after Phase III Enrollment, and all research and related activities in support of an NDA that occur after Phase III Enrollment.

        1.12 "COMPOUND 268" shall mean that certain compound designated as LGD 268 with the molecular structure shown in Schedule 1.12 attached hereto, and

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        1.13 "COMPOUND 324" shall mean that certain compound designated as LGD
324 with the molecular structure shown in Schedule 1.13 attached hereto, and

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        1.14 "CONFIDENTIAL INFORMATION" shall mean all information, inventions, know-how and data disclosed by one party to the other party pursuant to this Agreement, including without limitation, information relating to research and development plans, experiments, results and plans, the existence of compounds, therapeutic leads, candidates and products, clinical and preclinical data, trade secrets and manufacturing, marketing, financial, regulatory, personnel and other business information and plans, whether in oral, written, graphic or electronic form and whether in existence as of the Effective Date or developed or acquired in the future, except where such information (i) is public knowledge at the time of disclosure by the disclosing party, (ii) becomes public knowledge through no fault of the receiving party, (iii) was in the possession of the receiving party at the time of disclosure by the disclosing party as evidenced by proper business records or (iv) is disclosed to the receiving party by a Third Party, to the extent such Third Party's disclosure was not in violation of any obligation of confidentiality.

        1.15 "COVER" (including variations thereof such as "Covering", "Covered", and "Coverage") shall mean that the manufacture, use, import, offer for sale or sale of a Research Compound, Drug Product, SERM Oncology Product, Discontinued Drug Product or Ligand Option Compound would infringe a Valid Claim; provided, with respect to a process or manufacturing patent, that a Valid Claim therein effectively precludes Third Parties from manufacturing, using, importing, offering for sale or selling Drug Products, SERM Oncology Products, Discontinued Drug Products or Ligand Option Compounds. The determination of whether a Research Compound, Drug Product, SERM Oncology Product, Discontinued Drug Product or Ligand Option Compound is Covered by a particular Valid Claim shall be made on a country by country basis. A Valid Claim shall be deemed to provide effective preclusion hereunder where (i) there is no competing Drug Product, SERM Oncology Product, Discontinued Drug Product or Ligand Option Compound being marketed or (ii) if a Drug Product, SERM



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Oncology Product, Discontinued Drug Product or Ligand Option Compound is being marketed by a competitor, it infringes the Valid Claim (including any period in which, and provided that, the Valid Claim is being litigated).

        1.16 "DATA EXCLUSIVITY PERIOD" shall mean the period, if any, during which the FDA, or other equivalent regulatory agency in the case of countries other than the United States, prohibits reference, for purposes of seeking Regulatory Approval, to clinical and other data contained in the Regulatory Approval package relating to a Drug Product, without the consent of the party holding the NDA or equivalent Regulatory Approval.

        1.17 "DESIGNATED RECEPTORS" shall mean the RXR, PPAR and HNF-4 receptors, all subtypes, splice forms and variants of each of them.

        1.18 "DEVELOPMENT CANDIDATE" shall mean, during the Research Program Term and subject to the dispute resolution provisions of Section 2.5, a Research Compound with respect to which the Joint Program Committee has recommended and the Steering Committee has decided, or during the one (1) year period after the Research Program Term, Lilly has decided, based on toxicology, ADME and preclinical pharmacology findings to proceed to Phase I Clinical Trials for development in the Field.

        1.19 "DEVELOPMENT PLAN" shall mean the plan described in Section 2.10.

        1.20 "DEVELOPMENT PROGRAM" shall mean those activities with respect to a Research Compound that occur after designation of the Research Compound as a Development Candidate and until Phase III Enrollment.

        1.21 "DISCONTINUED DRUG PRODUCT" shall have the meaning assigned thereto in Section 2.12(b).

        1.22 "DRUG DELIVERY SYSTEM" shall mean enhancements of a Drug Product related to convenience of administration of the active ingredient such as injectors, pens, inhalers, sustained release formulations or transdermal patches, but not capsules, tablets, gel caps, solutions, normal pharmaceutical excipients or the like.

        1.23 "DRUG PRODUCT" shall mean (i) every pharmaceutical formulation containing a Research Compound which has been declared a Development Candidate during the Research Program Term plus one (1) year and which is intended for administration to humans in the Field, (ii) any compound deemed to be a Drug Product pursuant to Section 2.13 and (iii) both Lilly Option Compounds, but shall not include any pharmaceutical composition to which Ligand acquires rights under this Agreement.

        1.24 "EFFECTIVE DATE" shall mean the date hereof.



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        1.25 "FDA" shall mean the United States Food and Drug Administration.

        1.26 "FIELD" shall mean the discovery, development and commercialization of Drug Products for use in the treatment, palliation, prevention and/or remission of all medical conditions including, but not limited to, diabetes mellitus, insulin resistance, obesity, dyslipidemia, cardiovascular disorders associated with insulin resistance and obesity, but excluding the treatment, palliation, prevention and/or remission of cancer and dermatological disease.

        1.27 "FIRST COMMERCIAL SALE" shall mean, in any particular country, the first sale for use by the general public of a particular Drug Product after receipt of Regulatory Approval in that country.

        1.28 "GAAP" shall mean U.S. generally accepted accounting principles, consistently applied.

        1.29 "HOMOLOG" shall mean
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        1.30 "IND" shall mean an Investigational New Drug Application as defined in the United States Food, Drug, and Cosmetic Act and applicable regulations promulgated thereunder, as they are amended or supplemented from time to time, or an equivalent application under any successor law or regulations.

        1.31 "IND ACCEPTANCE" shall mean the earliest of (i) the filing with the FDA of an IND and the failure by the FDA, within thirty (30) days following filing, to object to the IND or institute a clinical hold, (ii) the removal of the objection or clinical hold referred to in (i) above, if any, or (iii) the acceptance of an equivalent application by the equivalent agency in a Major Foreign Market country.

        1.32 "JOINT PATENTS" shall mean all patents, both foreign and domestic (including without limitation, all substitutions, extensions, reissues, renewals, reexaminations, patents of addition, supplementary protection certificates and inventors' certificates thereof), and all patent applications (including provisional applications, divisions, continuations and continuations-in-part), heretofore or hereafter filed or having any legal force in any country together with any patents that have issued or in the future issue therefrom, jointly owned, in whole or in part, or jointly licensed by Ligand or any Ligand Affiliate and Lilly or any Lilly Affiliate. In the circumstance where the addition of new matter to a solely-owned patent application results in a continuation-in-part that is a Joint Patent, only the new matter shall be deemed jointly owned under this Agreement.



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        1.33 "JOINT PROGRAM COMMITTEE" shall mean the committee described in
Section 2.4(b) of this Agreement.

        1.34 "JOINT RESEARCH COMMITTEE" shall mean the committee described in
Section 2.4(a) of this Agreement.

        1.35 "JOINT TECHNOLOGY" shall mean all tangible or intangible know-how, trade secrets, routes of synthesis, ideas, processes, inventions (whether or not patentable), tests, assays, quality control or other data, clinical and preclinical results, technical information, and any physical, chemical or biological material, or any replication of any part of such material, which are jointly developed or acquired by Ligand or any Ligand Affiliate and Lilly or any Lilly Affiliate.

        1.36 "LIGAND COMPOUNDS" shall mean ***
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        1.37 "LIGAND OPTION COMPOUND" shall have the meaning as set forth in
Section 4.6.

        1.38 "LIGAND PATENTS" shall mean all patents, both foreign and domestic (including without limitation, all substitutions, extensions, reissues, renewals, reexaminations, patents of addition, supplementary protection certificates and inventors' certificates thereof), and all patent applications (including provisional applications, divisions, continuations and continuations-in-part), heretofore or hereafter filed or having any legal force in any country, together with any patents that have issued or in the future issue therefrom, owned, in whole or in part, by Ligand or any Ligand Affiliate, or licensed by Ligand or any Ligand Affiliate (with the right to disclose and sublicense and subject to the rights of Third Parties as of the Effective Date) as of the Effective Date, or any such patents and/or applications that are acquired thereafter and which Cover Research Compounds, Drug Products, New Compounds and/or the SERM Oncology Product, but excluding any Joint Patents.



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        1.39 "LIGAND TECHNOLOGY" shall mean all tangible or intangible know-how, trade secrets, routes of synthesis, ideas, processes, inventions (whether or not patentable or patented), tests, assays, quality control or other data, clinical and preclinical results, technical information, and any physical, chemical or biological material, or any replication of any part of such material, which is owned or controlled (with the right to disclose and sublicense and subject to the rights of Third Parties as of the Effective Date) by Ligand or any Ligand Affiliate as of the Effective Date or acquired on or before the end of the one year period immediately following the end of the Research Program Term, to the extent such Technology relates to the identification, development, manufacture, use, import, offer for sale or sale of Research Compounds, Drug Products, New Compounds and/or the SERM Oncology Product, but excluding any Joint Technology.

        1.40 "LILLY COMPOUNDS" shall mean ***
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        1.41 "LILLY OPTION COMPOUND" shall have the meaning as set forth in
Section 4.6.

        1.42 "LILLY PATENTS" shall mean all patents, both foreign and domestic (including without limitation, all substitutions, extensions, reissues, renewals, reexaminations, patents of addition, supplementary protection certificates and inventors' certificates thereof), and all patent applications (including provisional applications, divisions, continuations and continuations-in-part), heretofore or hereafter filed or having any legal force in any country, together with any patents that have issued or in the future issue therefrom, owned, in whole or in part, by Lilly or any Lilly Affiliate, or licensed by Lilly or any Lilly Affiliate (with the right to disclose and sublicense and subject to the rights of Third Parties as of the Effective Date) as of the Effective Date, or any such patents and/or applications that are acquired thereafter and which Cover Research Compounds, Drug Products, the SERM Oncology Product, Discontinued Drug Products and/or Ligand Option Compounds, but excluding any Joint Patents.

        1.43 "LILLY TECHNOLOGY" shall mean all tangible or intangible know-how, trade secrets, routes of synthesis, ideas, processes, inventions (whether or not patentable or patented), tests, assays, quality control or other data, clinical and preclinical results, technical information, and any physical, chemical or biological material, or any replication of any part of such material, which is owned or controlled (with the right to disclose and sublicense and subject to the rights of Third Parties as of the Effective Date) by Lilly or any Lilly Affiliate as of the Effective Date or acquired on or before the end of the one year period immediately following the end of the Research Program Term, to the extent such Technology relates to the identification, development, manufacture, use, import, offer for sale or sale of Research Compounds, Drug Products, the SERM Oncology Product, Discontinued Drug Products and/or Ligand Option
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        1.44 "LILLY ROYALTY TERM" shall mean, with respect to a Discontinued
Drug Product or Ligand Option Compound (other than an Allergan Royalty Compound) in each country, (a) if the manufacture, use, import, offer for sale or sale of the Discontinued Drug Product or Ligand Option Compound in such country is Covered by a Joint Patent, Lilly Patent or Ligand Patent, the period of time equal to the *** of (i) *** from the date of First Commercial Sale of such Discontinued Drug Product or Ligand Option Compound in such country or (ii) the expiration of the last-to-expire applicable patent in such country; provided, however, if the manufacture, use, import, offer for sale or sale of such Discontinued Drug Product or Ligand Option Compound is Covered only by a Valid Claim of a pending patent application in such country, the Lilly Royalty Term shall expire, except as provided in (b) below, *** from the date of the First Commercial Sale in such country unless (A) the pending patent application Covering such Discontinued Drug Product or Ligand Option Compound issues prior to the end of such *** period, in which case the Lilly Royalty Term shall not expire at the end of such *** period, or (B) the pending patent application Covering such Discontinued Drug Product or Ligand Option Compound issues after the end of such *** period, in which case the Lilly Royalty Term shall expire at the end of such *** period but shall be reinstated from the date the patent issues, or (b) if the manufacture, use, import, offer for sale or sale of such Discontinued Drug Product or Ligand Option Compound in such country is not so Covered by a Joint Patent, Lilly Patent or Ligand Patent, the period of time ***
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        1.45 "MAJOR FOREIGN MARKET(S)" shall mean Japan, the United Kingdom,
France, Germany, Spain, Italy, or the European Union as an entity.

        1.46 "MARKETING APPROVAL" shall mean the date on which Lilly, any Lilly Affiliate, Sublicensee or permitted assignee first receives final approval of the labeling letter in the United States or its equivalent in a Major Foreign Market with respect to a particular Drug Product, SERM Oncology Product or Lilly SERM compound referred to in Section 4.4.

        1.47 "MODULATOR" shall mean a compound which modulates, i.e., activates or inhibits, a Designated Receptor in a homo- or heterodimer form, including ***
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        1.48 "NDA" shall mean, with respect to a particular Drug Product, the
New Drug Application filed with the FDA pursuant to 21 U.S.C. Section 357 and 21 C.F.R. Section 314 with respect to that Drug Product, as they are amended or supplemented from time to time, or an equivalent application under any successor law or regulations.

        1.49 "NDA FILING" shall mean, with respect to a particular Drug Product, the acceptance of an NDA by the FDA or acceptance of an equivalent filing by the equivalent agency in a Major Foreign Market country.

        1.50 "NET SALES" shall mean, with respect to a Drug Product or the SERM Oncology Product, the gross amount invoiced by Lilly, a Lilly Affiliate or Lilly Sublicensee to unrelated third parties for the Drug Product or SERM Oncology Product, less:

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        Such amounts shall be determined from the books and records of Lilly,
Lilly's Affiliate or Lilly's Sublicensee which shall be maintained in accordance with GAAP.

        In the event the Drug Product or SERM Oncology Product is sold in a country as part of a Combination Product, the Net Sales of the Drug Product or SERM Oncology Product, as the case may be, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as defined above in this Section) of the Combination Product by the fraction, A/(A+B) where A is the average sale price of the Drug Product or the SERM Oncology Product for the reporting period when sold separately in finished form and B is the average sale price of the other product(s) sold separately in finished form; ***
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        In the event a Combination Product contains two Drug Products or a Drug
Product and a SERM Oncology Product, Net Sales of each Drug Product or the Drug Product and the SERM Oncology Product in the Combination Product shall be separately calculated as follows: (i) if both Drug Products or the Drug Product and the SERM Oncology Product are sold separately in finished form, the Net Sales for each Drug Product or the Drug Product and the SERM Oncology Product in the Combination Product shall be separately calculated by multiplying the Net Sales of the Combination Product by the fraction A/A+B where A is the average sale price of the particular Drug Product or the SERM Oncology Product for which Net Sales is being determined and B is the average sale price of the other Drug Product or the SERM Oncology Product in the Combination Product; ***
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        1.51 "NEW COMPOUND" shall mean ***
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        1.52 "NOVEL PROTEIN" shall mean a protein the levels of which can be up-regulated or down-regulated by a Designated Receptor or Regulator and, such up-regulation or down-regulation has the potential to provide a therapeutic benefit in the Field.

        1.53 "OBESITY GENE PROMOTER" shall mean the transcriptional control regime of the human obesity gene, described in *** .

        1.54 "OPTION AGREEMENT" shall mean that certain Option and Wholesale Purchase Agreement of even date herewith between Ligand and Lilly.

        1.55 "PHASE I CLINICAL TRIALS" shall mean small scale human clinical trials conducted in subjects to establish the initial safety profile and pharmacokinetics of a Drug Product.

        1.56 "PHASE II CLINICAL TRIALS" shall mean small scale human clinical trials conducted in subjects to collect preliminary data regarding efficacy of a Drug Product in the particular medical condition for which it is being studied, as well as to obtain some indication of the dosage regimen required.

        1.57 "PHASE II ENROLLMENT" shall mean the enrollment and treatment of the first subject in Phase II Clinical Trials of a Drug Product.

        1.58 "PHASE III CLINICAL TRIALS" shall mean large scale human clinical trials conducted in subjects and intended to generate data concerning the safety and efficacy of a Drug Product in the particular medical condition for which it is being studied sufficient to support registration of the Drug Product with drug regulatory authorities.

        1.59 "PHASE III ENROLLMENT" shall mean the enrollment and treatment of the first subject in Phase III Clinical Trials of a Drug Product.

        1.60 "POSITION ISOMER" shall mean ***
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        1.61 "PROGRAM" shall have the meaning set forth in Section 8.4(f) of this Agreement.

        1.62   "REGULATOR" ***
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        1.63 "REGULATORY APPROVAL" shall mean all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Drug Product or SERM Oncology Product (including exports) in a jurisdiction in which Lilly or any Lilly Affiliate elects to market the Drug Product or SERM Oncology Product including, without limitation, approval of labeling, price, reimbursement and manufacturing.

        1.64 "RESEARCH COMPOUNDS" shall mean ***
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        1.65 "RESEARCH FUNDS" shall have the meaning set forth in Section 3.1 of this Agreement.

        1.66 "RESEARCH PROGRAM" shall mean those activities with respect to a Research Compound that occur prior to designation of the Research Compound as a Development Candidate.

        1.67 "RESEARCH PROGRAM TERM" shall mean the five (5) year period of the collaboration measured from the Effective Date and any extensions thereof, as provided for in Section 2.8.

        1.68 "RESEARCH YEAR" shall mean a twelve-month period during the Research Program Term. The first Research Year shall be deemed to have commenced on the Effective Date. Subsequent Research Years shall commence on the anniversaries of the Effective Date.

        1.69 "ROYALTY TERM" shall mean, with respect to a Drug Product and the SERM Oncology Product in each country, (a) if the manufacture, use, import, offer for sale or sale of the Drug Product or the SERM Oncology Product in such country is Covered by a Joint Patent, Lilly Patent or Ligand Patent, the period of time equal to the ***



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        1.70 "SCIENTIFIC PERSON YEAR" shall mean the equivalent of the scientific work of one Ligand scientist full-time for one year which equates to a total of *** or *** hours per year of scientific work on or directly related to the Research Program and Development Program. Each Ligand scientist billed to the collaboration may be an equivalent of less than or greater than one Scientific Person Year, based on their hours worked, to meet Research Program and Development Program requirements, but no less than *** of the Ligand scientists billed to the Collaboration each Research Year will work on a full-time basis on the Research Program and/or Development Program. Scientific work on or directly related to the Research Program and Development Program to be performed by Ligand employees can include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, and attending appropriate seminars and symposia.

        1.71 "SCREENING" shall mean conducting any assay, screen or other test using intracellular receptors or other in vitro cell systems or reagents involved in other signal transduction pathways on a compound for the purpose of determining whether such compound functions as a Modulator or a Regulator or testing such compound to confirm activity with a Designated Receptor or the Obesity Gene Promoter or for cross-reactivity with receptors or promoters other than the Designated Receptors or the Obesity Gene Promoter.



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        1.72 "SERM ONCOLOGY PRODUCT" shall mean a pharmaceutical composition containing a Research Compound, which is a Modulator of the RXR receptor and is developed and approved for use in the treatment, palliation, prevention and/or remission of cancer in combination with a Selective Estrogen Receptor Modulator ("SERM") for which Lilly has received or will seek Marketing Approval in a jurisdiction in which Lilly elects to market the SERM, including, without limitation, approval of labeling, price, reimbursement and manufacturing.

        1.73 "STAGE II COMPOUNDS" shall mean Ligand Compounds, New Compounds and Lilly Compounds that are RXR Modulators and are first synthesized or identified as being Modulators within *** after the Effective Date.

        1.74 "STAGE III COMPOUNDS" shall mean Ligand Compounds, New Compounds and Lilly Compounds that are RXR Modulators and are first synthesized or identified as being a Modulator after *** after the Effective Date.

        1.75 "STEERING COMMITTEE" shall mean the committee described in Section
2.2 of this Agreement.

        1.76 "SUBLICENSEE" shall mean (a) a Third Party to which Lilly or any Lilly Affiliate has licensed the right to sell a Drug Product or the SERM Oncology Product or (b) a Third Party to which Lilly or any Lilly Affiliate has granted the exclusive right to promote and distribute a Drug Product or the SERM Oncology Product in the United States, Japan, the United Kingdom, France, Germany, Spain or Italy under an arrangement substantially different from wholesale distributor arrangements typically employed in such countries.

        1.77 "TARGRETIN AGREEMENT" shall mean that certain Development and License Agreement (Targretin) of even date herewith between Lilly and Ligand related to the development and commercialization of Targretin.

        1.78 "TECHNICAL OPERATING PLAN" shall mean the Research and Development Technical Operating Plan referred to in Section 2.1, as revised from time to time.

        1.79 "THIRD PARTY" shall mean any entity which is not a party or Affiliate of any party to this Agreement.

        1.80 "TRADEMARKS" shall have the meaning assigned thereto in Section 9.1 of this Agreement.

        1.81 "VALID CLAIM" shall mean any claim (a) issued in an unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion of all possible appeal processes, and which has not been admitted to be invalid or unenforceable through reissue,



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                                      -14-
reexamination or disclaimer, or (b) of a pending patent application, so long as such patent application is being diligently prosecuted.


                                    ARTICLE 2

                       COLLABORATION SCOPE AND GOVERNANCE

        2.1 PURPOSE AND SCOPE. The parties desire to collaborate in a research program aimed at the identification and development of Research Compounds for use in the Field. Subject to the terms described herein, both Ligand and Lilly shall use their respective commercially reasonable efforts to achieve the goals set forth in this Agreement. Promptly after the Effective Date, Ligand will submit a draft Technical Operating Plan, covering the general subjects set forth on Schedule 2.1. The parties will promptly after submission by Ligand finalize the Technical Operating Plan. Specific research programs provided for in the Technical Operating Plan in addition to those contemplated under the Targretin Agreement are: (a) RXR Modulators, (b) PPAR Modulators, (c) HNF-4 Modulators and
(d) Regulators. The governance provisions described herein shall relate to the conduct of the Research Program and Development Program. Lilly shall be solely responsible for governance of the Commercialization Program. The Technical Operating Plan is intended as a work plan summarizing the present plans regarding key activities of the collaboration. It is subject to amendment from time to time by the committees described below. Notwithstanding anything in the Technical Operating Plan to the contrary, the rights of the parties with respect to the collaboration shall be governed in all respects by the terms of this Agreement.

        2.2 STEERING COMMITTEE

               (a) The Research Program and the Development Program shall be conducted under the overall direction of the Steering Committee comprised of four (4) members with two (2) appointed by Ligand and two (2) appointed by Lilly. The Steering Committee established by this Agreement shall be the same committee as the Steering Committee established by the Targretin Agreement. All actions of the Steering Committee with respect to the activities contemplated by this Agreement shall be governed by the terms of this Agreement. The initial members of the Steering Committee shall be (a) for Ligand, D. Robinson and A. Negro-Vilar, and (b) for Lilly, J. Harper and J. Caro. ***
                                      ***
Either party may change its representatives on the Steering Committee at any time by prior written notice to the other party. The party hosting the meeting of the Steering Committee shall prepare and deliver to the other party one week prior to the meeting the agenda for the meeting. The party hosting the meeting of the Steering Committee shall prepare and deliver to the other party within ten (10) days after the date of such meeting, minutes of the meeting that set forth all decisions of the Steering Committee relating to the Research Program and the Development Program in form and content reasonably acceptable to the other party. Minutes shall be deemed approved unless any member of the



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                                      -15-

Steering Committee objects to the accuracy of such minutes in writing to the other party within ten (10) business days of receipt. If a party objects to the minutes and the objection is not resolved, the objection will be deemed a dispute and resolved pursuant to Section 2.5.

               (b) The purpose of the Steering Committee shall be to make key strategy, policy and resource decisions regarding the Research Program and the Development Program and to carry out its other responsibilities described in this Agreement. The Steering Committee shall meet at least once in each Calendar Quarter, at such times and places as are agreed to by Ligand and Lilly, alternating between San Diego and Indianapolis, or such other locations as the members of the Steering Committee shall agree. Meetings of the Steering Committee may be attended by such other directors, officers and employees of each party as such party deems necessary, and by such consultants and non-employee agents of each party as the members of the Steering Committee may from time to time agree, but only members of the Steering Committee shall have the right to vote at such meetings. The Steering Committee, by unanimous consent, shall have the authority to amend or waive compliance with the provisions of this Agreement relating to the scheduling and conduct of the meetings of all committees established pursuant to this Agreement. Any dispute regarding any such amendment or waiver shall not be subject to the dispute resolution provisions of Section 2.5.

        2.3    ALLIANCE DIRECTORS COMMITTEE

               (a) Promptly after the Effective Date, Lilly and Ligand each shall appoint one of their respective employees (each an "Alliance Director") to coordinate the execution of the Research Program and the Development Program. The Alliance Directors shall be the primary contacts between the parties with respect to the Research Program and the Development Program. Either party may change its designee as the Alliance Director upon prior written notice to the other party.

               (b) Promptly after the Effective Date, Lilly and Ligand each shall appoint an Alliance Directors Committee to assist the Alliance Directors in the implementation and execution of the Research Program and the Development Program. The Alliance Directors Committee shall consist of both Alliance Directors and two (2) additional voting members, one (1) appointed by Ligand and one (1) appointed by Lilly. Meetings of the Alliance Directors Committee may be attended by Joint Research Committee and Joint Program Committee representatives, as well as consultants and other agents of Ligand and Lilly as are deemed necessary by the Alliance Directors, but only members of the Alliance Directors Committee shall have the right to vote at such meetings. The Alliance Directors Committee shall report to the Steering Committee which shall have the right to review, accept, reject or modify all actions of the Alliance Directors Committee. Either party may change its members of the Alliance Directors Committee upon prior written notice to the other party.

               (c) ***
*** The party hosting the meeting of the Alliance Directors



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                                      -16-

Committee shall prepare and deliver to the other party one week prior to the meeting the agenda for the meeting. The party hosting the meeting of the Alliance Directors Committee shall prepare and deliver to the other party within ten (10) days after the date of such meeting, minutes of the meeting that set forth all decisions of the Alliance Directors Committee relating to the Research Program and the Development Program in form and content reasonably acceptable to the other party. Minutes shall be deemed approved unless any member of the Alliance Directors Committee objects to the accuracy of such minutes in writing to the other party within ten (10) business days of receipt. If a party objects to the minutes and the objection is not resolved, the objection will be deemed a dispute and resolved pursuant to Section 2.5.

               (d) The Alliance Directors Committee shall be responsible for the execution of the Research Program and the Development Program and direction of the Joint Research Committee and Joint Program Committee. It may appoint such other committees or working groups, with such duties and memberships, as it deems appropriate. The Alliance Directors Committee shall have such additional duties and responsibilities as are given to it by the Steering Committee and shall meet with such frequency as is necessary to complete its duties and as may otherwise be required by the Steering Committee.

        2.4    JOINT RESEARCH COMMITTEE AND JOINT PROGRAM COMMITTEE

               (a) Promptly after the Effective Date, Ligand and Lilly through the Alliance Directors Committee shall appoint the Joint Research Committee. The Joint Research Committee will be responsible for the day to day implementation of the Research Program related to Drug Products outlined in the Technical Operating Plan. The Joint Research Committee shall consist of eight (8) voting members, four (4) appointed by Ligand and four (4) appointed by Lilly. Meetings of the Joint Research Committee may be attended by such other directors, officers and employees of each party as such party deems necessary, and by such consultants and non-employee agents of each party as the members of the Joint Research Committee may from time to time agree, but only members of the Joint Research Committee shall be entitled to vote. The Joint Research Committee shall direct the activities of the research teams managing the following research projects: (a) RXR Modulators, (b) PPAR Modulators, (c) HNF-4 Modulators and (d) Regulators. The Joint Research Committee shall report to the Alliance Directors Committee which shall have the right to review, accept, reject or modify all actions of the Joint Research Committee. Any failure of the Alliance Directors Committee to review, accept, reject or modify actions of the Joint Research Committee may be treated as a dispute by the written request of a party and shall thereafter be resolved pursuant to Section 2.5. Either party may change its members of the Joint Research Committee upon prior written notice to the other party. All decisions of the Joint Research Committee shall be unanimous with all members voting. The party hosting the meeting of the Joint Research Committee shall prepare and deliver to the other party one week prior to the meeting the agenda for the meeting. The party hosting the meeting of the Joint Research Committee shall prepare and deliver to the other party within ten (10) days after the date of such meeting, minutes of the meeting that set forth all decisions of the Joint Research Committee relating to the Research Program in form and content reasonably acceptable to the other party. Minutes shall be deemed approved unless any member of the Joint Research Committee objects to the accuracy of such minutes in writing to the other party within ten (10) business days of receipt. If a party objects to the minutes and the objection is not resolved, the objection will be deemed a dispute and resolved pursuant to Section 2.5.

               (b) Promptly after the Effective Date, Ligand and Lilly through the Alliance Directors Committee shall appoint the Joint Program Committee. The Joint Program Committee will be responsible for the day to day implementation of the Development Program, and will supervise the development teams (e.g., Targretin, Compound 268 and Compound 324 ) related to Drug Product as outlined in the Technical Operating Plan. The Joint Program Committee shall consist of six (6) voting members, two (2) appointed by Ligand and four (4) appointed by Lilly. Decisions of the committee shall be made by majority vote with a quorum for any meeting consisting of all six members, provided, however, that if the Joint Program Committee is unable to act because of a lack of a quorum, either Lilly or Ligand may call a new meeting pursuant to five (5) days written notice at which a quorum shall consist of four (4) members. Meetings of the Joint Program Committee may be attended by such other directors, officers, employees, consultants and other agents of Ligand and Lilly as are deemed necessary, but only members of the committee shall be entitled to vote. As the Alliance Directors Committee reviews and the Steering Committee approves the development of Research Compounds, the Joint Program Committee shall put into place such additional teams as are necessary to proceed with the Development Plan. The Joint Program Committee shall report to the Alliance Directors Committee which shall have the right to review, accept, reject or modify all actions of the Joint Program Committee. Any failure of the Alliance Directors Committee to review, accept, reject or modify actions of the Joint Program Committee may be treated as a dispute by the written request of a party and be resolved pursuant to Section 2.5 Either party may change its members of the Joint Program Committee upon prior written notice to the other party. The party hosting the meeting of the Joint Program Committee shall prepare and deliver to the other party one week prior to the meeting the agenda for the meeting. The party hosting the meeting of the Joint Program Committee shall prepare and deliver to the other party within ten (10) days after the date of such meeting, minutes of the meeting that set forth all decisions of the Joint Program Committee relating to the Development Program in form and content reasonably acceptable to the other party. Minutes shall be deemed approved unless any member of the Joint Program Committee objects to the accuracy of such minutes in writing to the other party within ten (10) business days of receipt. If a party objects to the minutes and the objection is not resolved, the objection will be deemed a dispute and resolved pursuant to Section 2.5.

        2.5 DISPUTE RESOLUTION. Any dispute arising from the Joint Research Committee or the Joint Program Committee shall first be presented to the Alliance Directors Committee for resolution. Any dispute arising from the Alliance Directors Committee shall be presented to the Steering Committee for resolution. Any disputes arising from the Steering Committee shall be presented to David Robinson or his successor as Chief Executive Officer of Ligand on behalf of Ligand, and August M. Watanabe or his successor as Chief Scientific Officer of Lilly on behalf of Lilly. These executives shall confer and consider each party's view and shall attempt in good faith to resolve such disagreements between themselves. If the executives cannot promptly resolve such disagreements and if such disagreement relates to the conduct of or decisions made as a part of the Development Program or the Commercialization Program, for example, disagreements regarding the initiation and termination of preclinical tests and clinical trials or the selection of Development Candidates, the matter shall be decided by August M. Watanabe or his successor as Chief Scientific Officer of Lilly. If the dispute relates to the Research Program, the executives shall establish a mechanism to resolve the disagreement promptly and efficiently, without waiving any rights which either party may have under this Agreement, by law or otherwise. Any action requiring Steering Committee approval shall be subject to the dispute resolution provisions of this Section 2.5.

        2.6 STAFF AVAILABILITY. Each party shall make its employees, consultants, subcontractors and investigative sites engaged in the Research Program and the Development Program or serving on any committee available upon reasonable notice during normal business hours at their respective places of employment to consult with the other party on issues arising during the Research Program and the Development Program and in connection with any request from any regulatory agency, including those relating to regulatory, scientific, technical and clinical testing issues.

        2.7 FACILITY VISITS. Representatives of Lilly and Ligand may, upon reasonable notice during normal business hours, (a) visit the facilities where the Research Program and the Development Program are being conducted and each party will permit, or use commercially reasonable efforts if the manufacture or testing is being performed by a Third Party to obtain permission for, such representatives of the other party to visit facilities where a Research Compound or Drug Product is or will be manufactured or tested, (b) consult informally, during such visits and by telephone, with personnel for the other party performing work on the Research Program and the Development Program, and (c) with the other party's prior approval, which approval shall not be unreasonably withheld, visit the sites of any experiments or tests being conducted by such other party in connection with the Research Program and the Development Program, but only to the extent in each case such experiments or tests relate to Research Compounds or Drug Products. On such visits, an employee of the party conducting the research or development shall accompany the employee(s) of the visiting party. If requested by the other party, Ligand and Lilly shall cause appropriate individuals working on the Research Program and the Development Program to be available for meetings at times and places reasonably convenient to the party responding to such request.

        2.8 EXTENSION OF COLLABORATION. Lilly shall have the option to extend the Research Program Term for up to three (3) additional years in one-year increments by giving written notice not later than six (6) months prior to the end of the initial Research Program Term and each one-year extension. Lilly shall specify in such notice the level of Research Funding it will pay to Ligand during the extended term, which shall not be more than the level applicable to the Research Year immediately preceding such one (1) year extension nor less than *** Scientific Person Years without Ligand's consent.



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                                      -19-

        2.9 RESEARCH FEASIBILITY. Each party shall promptly notify the other if it should determine that any part of the Research Program and the Development Program is not feasible or commercially justifiable, and will outline in reasonable detail the reasons therefor and the parties shall mutually determine in good faith whether termination of that portion of the Research Program and Development Program is appropriate under such circumstances. In the event that research activities to be performed by Ligand in accordance with the Technical Operating Plan (the "Research Work") have been unreasonably delayed, Lilly and Ligand shall review Ligand's staffing of the Research Program and Development Program and Ligand shall assign such additional personnel or make such other adjustments as may be reasonably required to complete the Research Work in a timely fashion. Lilly may also undertake such Research Work, at its own expense, if the parties cannot reach mutual agreement regarding such Research Work. Ligand will provide reasonable assistance to Lilly to accommodate its efforts in undertaking the Research Work.

        2.10 DEVELOPMENT PLAN. The Joint Program Committee or its designee shall prepare and oversee an overall development plan (the "Development Plan") for the Drug Product which shall describe the proposed toxicology studies, clinical trials, regulatory plans, and other key elements of the development work necessary for completion of development activities through completion of Phase II Clinical Trials. In developing such plan, the Joint Program Committee shall take into account Lilly's requirements for the Commercialization Program. To be effective, the Development Plan shall be reviewed by the Alliance Directors Committee and shall be subject to review and approval by the Steering Committee prior to its implementation, subject to the dispute resolution provisions of
Section 2.5. Progress towards the goals of the plan shall be reviewed by the Steering Committee on a semi-annual basis. Lilly shall be responsible for the conduct of the Development Program and Ligand shall provide consultation and advice. The Development Plan is intended as a work plan for the development activities of the collaboration and may be amended from time to time by the appropriate committee. The rights of the parties with respect to the collaboration shall be governed in all respects by the terms of this Agreement.

        2.11 REGULATORY APPROVALS. The parties shall use commercially reasonable efforts consistent with their respective responsibilities hereunder to obtain all necessary Regulatory Approvals. Except where Regulatory Approvals are legally required to be in Ligand's name, Lilly or its Affiliates shall have the sole right to obtain Regulatory Approvals for Drug Products, which shall be in Lilly's or its Affiliate's name, and Lilly shall own all submissions in connection therewith. All formulary or marketing approvals for a Drug Product shall also be obtained by and in the name of Lilly or its Affiliates. Notwithstanding anything to the contrary herein, Lilly or its Affiliates shall solely handle all matters with drug regulatory agencies concerning any Drug Product, and shall be the sole contact with such agencies. Nothing in this
Section 2.11 shall constitute a limitation on Ligand's right to seek, obtain or own regulatory, marketing or formulary approvals for any pharmaceutical composition to which Ligand acquires rights in the Field under this Agreement as well as any product outside the Field.

        2.12   TERMINATION OF DEVELOPMENT.

               (a) Ligand acknowledges that the development and commercialization of Drug Products is an inherently uncertain process, and that there can be no assurance either that the Drug Products can be successfully developed or that the potential commercial rewards available from the commercialization of the Drug Products, when weighed against the costs and uncertainties involved and compared to Lilly's other commercial opportunities, will be sufficient to justify Lilly's continued efforts to discover, develop and/or commercialize the Drug Products. Lilly will devote the same degree of skill and effort to development of Drug Products as it devotes to its own products of similar risk and potential. If Lilly in good faith determines that further efforts under this Agreement, with respect to a particular Research Compound or Drug Product that has begun development, would not be in the best interests of Lilly, Lilly may cease development of such Research Compound or Drug Product. Lilly shall promptly notify Ligand of any election to discontinue development of a Development Candidate or Drug Product hereunder.

               (b) If Lilly terminates development of a Drug Product under this
Section 2.12 (a "Discontinued Drug Product") and Lilly or its Affiliates is not diligently researching, developing or selling another Research Compound or Drug Product that is a Modulator of the same Designated Receptor as the Discontinued Drug Product if the Discontinued Drug Product is a Modulator, or a Research Compound or Drug Product that is a Regulator if the Discontinued Drug Product is a Regulator, Lilly shall transfer back to Ligand all rights to the Discontinued Drug Product and the related Program (including all rights to any IND or other filing related to the Regulatory Approval and the right to reference the relevant Drug Master File with respect to the Discontinued Drug Product) as contemplated by Section 8.2(b), shall use commercially reasonable efforts to promptly provide Ligand with access to all material clinical and preclinical data at no cost to Ligand other than the direct costs of assembling, reproducing and transmitting the data to Ligand and shall grant Ligand the licenses set forth in Section 8.2(b). In the event that Ligand thereafter manufactures, sells or causes to be manufactured or sold such Discontinued Drug Product, Ligand shall pay Lilly, during the Lilly Royalty Term, a royalty on Net Sales of the Discontinued Drug Product during each Calendar Year, calculated as provided in
Section 1.50, substituting therein "Ligand" for "Lilly" and "Discontinued Drug Product" for "Drug Product" wherever such terms appear. The percentage of Net Sales to be paid by Ligand shall vary in connection with the progress Lilly shall have made toward obtaining Marketing Approval of the Drug Product as follows:

                      (i) If Lilly has not filed an IND or an equivalent application in any Major Foreign Market with respect to the Discontinued Drug Product, Ligand shall owe *** *** on Net Sales of the Discontinued Drug Product.

                      (ii) If Lilly has filed an IND or an equivalent application in any Major Foreign Market but has not enrolled and treated a patient in Phase III Clinical Trials with respect



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                                      -21-
to the Discontinued Drug Product, Ligand shall *** of Net Sales of the Discontinued Drug Product.

                      (iii) If Lilly has enrolled and treated a patient in Phase III Clinical Trials but has not filed an NDA or an equivalent application in any Major Foreign Market with respect to the Discontinued Drug Product, Ligand shall *** of Net Sales of the Discontinued Drug Product.

                      (iv) If Lilly has filed a NDA or an equivalent application in any Major Foreign Market with respect to the Discontinued Drug Product, Ligand shall *** of Net Sales of the Discontinued Drug Product.

        2.13 NOVEL PROTEIN PROGRAM. Lilly may, at its option, add one or more research programs directed to the discovery of research targets that are a Novel Protein for use in the Field, unless Ligand is prohibited from engaging in research with Lilly with respect to the Novel Protein under the terms of an existing collaboration with a Third Party. To the extent Lilly desires that Ligand personnel provide services in connection with such program, the Steering Committee shall determine whether it is feasible to staff such program with existing Scientific Person Years funded by Lilly, or whether additional Scientific Person Years funding is required. Any compound resulting from such research program that Lilly develops shall be deemed to be a Drug Product, and Lilly shall pay royalties and milestones to Ligand ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***


                                    ARTICLE 3

                                 FUNDING PROGRAM

        3.1 STAFFING AND FUNDING. Lilly shall provide research funds (the "Research Funds") for the Research Program and Development Program and Ligand shall during each Research Year assign to the Research Program and Development Program sufficient personnel to provide no less than the number of Scientific Person Years reflected in the schedule below. At least *** of the Scientific Person Years shall be provided by scientists with a Ph.D. or M.D. degree or



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                                      -22-
equivalent academic credentials. Ligand shall, from time to time, consult with Lilly regarding assignment of Ligand personnel to the Research Program and Development Program and shall consider in good faith any changes suggested by Lilly. Ligand shall not, to the disadvantage of the Research Program and Development Program, transfer personnel from the professional staff engaged in the Research Program and Development Program to participate in another program. The amount of Research Funds to be paid by Lilly shall be *** per Scientific Person Year *** . Commencing January 1, 1999 and on January 1 of each year thereafter, the amount to be paid by Lilly per Scientific Person Year will be increased by *** over the amount applicable to the immediately preceding Calendar Year. The following table shows the allocation of research scientists presently contemplated by the parties. The resources shown in the table for Targretin will support the further development of Targretin as contemplated by the Targretin Agreement. The Steering Committee, from time to time, may reallocate such resources as it deems appropriate.


RESEARCH YEAR                                    1              2             3              4          5
***                                            ***            ***           ***            ***        ***
***                                            ***            ***           ***            ***        ***
***                                            ***            ***           ***            ***        ***
***                                            ***            ***           ***            ***        ***
***                                            ***            ***           ***            ***        ***
Total                                          ***            ***           ***            ***        ***


        3.2 SCHEDULING PAYMENT OF RESEARCH FUNDS. Research Funds during the Research Program Term shall be paid to Ligand by Lilly in United States Dollars by any bank wire transfer in next day funds.***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***                      Any payment for
part of a quarter shall be prorated. Any variance of expected Scientific Person Years from actual Scientific Person Years will be adjusted with the next payment following the end of each Research Year.

        3.3 ACCOUNTING. Ligand shall maintain complete records of all monies paid by Ligand under the Research Program and Development Program. During the Research Program Term, Ligand shall submit to Lilly within seventy-five (75) days following each Calendar Quarter a written statement accompanied by a certificate signed by the chief financial officer or controller



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                                      -23-
of Ligand setting forth the name of each Ligand employee who worked on the Research Program and the Development Program during that Calendar Quarter, the functional department in which each such employee worked and the actual number of Scientific Person Years each such employee worked during that Calendar Quarter. Lilly shall be entitled to any tax credits due on account of research and development expenses, to the extent permitted by law, for the Research Funds or any other funds paid by Lilly. Lilly may, at its own expense, obtain an audit of such report by independent certified public accountants designated by Lilly and reasonably acceptable to Ligand. Such a request shall be made within one year from receipt of the reports. The independent certified public accountant shall have the right to examine all records kept pursuant to this Section and shall report to Lilly the findings of said examination of records insofar as necessary to verify the reports. Such findings shall be maintained in confidence by Lilly. To the extent that the hours of scientific work Lilly has paid for through Research Funds in any Research Year (number of Scientific Person Years multiplied by 1,880 hours) have not been completed. Ligand shall credit Lilly at the rate provided in Section 3.1 per uncompleted hour. If credit is owed to Lilly, the credit may be taken against the next payment due to Ligand, or in the event that the Research Program Term has expired, within seventy-five (75) days of such termination by wire transfer. If credit is owed to Ligand, the credit may be taken in the next payment due Ligand; provided, however, in no event shall Ligand be entitled to actual cash reimbursement for excess hours completed nor shall any credit owed to Ligand carry forward from one Research Year to the next Research Year. Any unpaid credit after the Research Program Term shall be paid to Lilly by wire transfer within forty-five (45) days after the final Calendar Year report regarding the Research Program and Development Program is due to be delivered to Lilly.

        3.4 RESEARCH PROGRAM AND DEVELOPMENT PROGRAM COSTS. Ligand shall pay all expenses incurred by it pursuant to the Research Program and shall not be entitled to any payment therefor except the Research Funds and the milestones and royalties provided herein. If Lilly requests any modification to the Technical Operating Plan as it relates to the Research Program or additional activities which Ligand anticipates will cause it to incur expenses in excess of the Research Funds, Ligand shall so advise Lilly, and Ligand shall not be obligated to provide such services unless the services are approved by the appropriate committee or the Lilly Alliance Director agrees in writing to pay such expenses. ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
***                Lilly shall be responsible for its own costs in providing
consultation, advice and research efforts to support the Research Program and the Development Program. Services of Third Parties, such as academic collaborators and contract laboratories utilized in the Research Program and the Development Program must be approved by the Steering Committee and any



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                                      -24-
payment by Ligand for such services will be reimbursed at cost. Ligand will pay the costs of providing advice and consultation. Lilly shall be responsible for all costs of the Commercialization Program, except that Ligand shall provide reasonable advice or other assistance at its expense.

        3.5 RESEARCH PROGRAM AND DEVELOPMENT PROGRAM DURING DEVELOPMENT. In the event that Lilly is pursuing the development of a Research Compound, Ligand and Lilly shall regularly confer, with the objective of reaching agreement, on what further research under the Research Program and the Development Program is most appropriate in light of Lilly's development efforts with respect to such Research Compound. The parties acknowledge that a principal focus of the Research Program and Development Program under these circumstances shall be to coordinate research activities with Lilly's development activities so as to commercialize a Drug Product as expeditiously as reasonably practicable. From time to time, Lilly may request that, to the extent practicable, Ligand shift personnel allocated under Section 3.1 above from one project to another project or support research activities directed to the advancement of development of Drug Products.

        3.6 REDUCTION IN FUNDING. The parties may agree, from time to time, to end or reduce funding on a Program by Program basis, if they believe that such research efforts are not as productive as they had intended. The Steering Committee may also determine that resources used in one Program should be allocated to another Program. Lilly, in its sole discretion and by providing not less than six (6) months prior written notice to Ligand, may reduce its payment of Research Funds in the *** Research Year by up to *** Scientific Person Years from the level funded in the *** Year and, in the *** Research Year by up to *** *** Scientific Person Years from the level funded in the *** Research Year.


                                    ARTICLE 4

                   ADDITIONAL ASPECTS OF RESEARCH PROGRAM AND
                               DEVELOPMENT PROGRAM

        4.1 SCREENING LILLY COMPOUNDS. During the Research Program Term, Lilly shall have the right to submit to Ligand for Screening such Lilly Compounds as it deems appropriate. Lilly may also use any Ligand Technology licensed to Lilly under this Agreement at Lilly facilities for Screening compounds in the Field. The scheduling of Screening and other research activity shall be determined by the Steering Committee or the Alliance Directors Committee. Ligand will not subject any Lilly Compound to any binding or other assay or test which has not been specifically approved by the Steering Committee or other appropriate committee. No royalty or other fee shall be paid or payable by Lilly for the Screening of Lilly Compounds unless the Lilly Compound becomes a Drug Product for which milestones or royalties are owing. If a Lilly Compound reaches the status equivalent to a Development Candidate within one (1) year after the end of the Research Program Term, royalty and other payments will be paid as set



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                                      -25-
forth in this Agreement. If a Lilly Compound does not reach the status equivalent to a Development Candidate within one (1) year after the end of the Research Program Term, Lilly shall have the right to develop and commercialize such compound or product without the obligation to make royalty and other payments set forth in this Agreement.

        4.2 TREATMENT OF LILLY COMPOUNDS. Ligand will not chemically or physically analyze or have analyzed any Lilly Compound to determine its structure and shall not permit any Third Party to observe or have access to any Lilly Compound without the express written consent of Lilly. Lilly will provide to Ligand all information related to, including information regarding the structure of, all Lilly Compounds which upon Screening show the ability to activate or inhibit a Designated Receptor or up-regulate or down-regulate the expression of a coding gene under control of the Obesity Gene Promoter that is material to Ligand's activities hereunder, except to the extent Lilly is legally prohibited as of the Effective Date from disclosing such information. All information, results or data generated in connection with any Screening of a Lilly Compound submitted by Lilly shall be deemed Lilly Technology. All information provided to Ligand in connection with such Screening shall be treated in the manner proscribed in Article 12. Lilly will provide Ligand with handling instructions and all safety information relating to any Lilly Compound submitted by Lilly and access to such other information as is useful to facilitate Ligand's Screening activities.

        4.3 SCREENING OF LIGAND COMPOUNDS AND NEW COMPOUNDS. Ligand shall submit all Ligand Compounds and New Compounds, and Lilly shall submit all New Compounds, for Screening. The compounds to be screened, the schedule for such screening and the tests used shall be determined by the Joint Research Committee or other appropriate committee established under this Agreement. All information, results or data generated in connection with any such Screening conducted by Ligand shall be deemed Ligand Technology. All information, results or data generated in connection with any Screening conducted by Lilly shall be deemed Lilly Technology. The Research Committee shall have the option, from time to time, to submit to Ligand and Lilly a list of compounds by name and structure and each party shall promptly notify the Research Committee if, to its knowledge, a royalty obligation would be owing if any compound identified on the list were commercialized.

        4.4    SERM ONCOLOGY PRODUCT.

               (A) LILLY RIGHT. During the Research Program Term and for one (1) year thereafter, Lilly shall have the right to select *** Research Compounds that are Allergan Royalty Compounds or New Compounds that are RXR Modulators for use in a SERM Oncology Product, subject to Ligand's selection rights under
Section 4.5. In the event a SERM Oncology Product *** selected does not receive Regulatory Approval or if Lilly, in its sole discretion, terminates development of such SERM Oncology Product, Lilly shall have the right to select *** additional Research Compounds that are Allergan Royalty Compounds and/or New Compounds that are RXR Modulators for use in a SERM Oncology Product. ***

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                                      -26-

                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***               The Research Compound
used in the SERM Oncology Product may be developed for any indication in the Field but shall not be developed or marketed for any indication outside the Field other than as the SERM Oncology Product. Milestones and royalties for the Research Compound used in the SERM Oncology Product shall be as provided in Sections 7.2 and 6.1 for the applicable RXR Modulator. In addition, if such Research Compound is also developed for use other than in combination with a SERM, Ligand shall also be entitled to any milestones and royalties payable pursuant to Section 7.2 and 6.1 with respect to such other use of the Research Compound; provided, however, that in no event shall more than one royalty be paid with respect to the same Net Sales. Lilly shall be solely responsible for all research and development activities relating to the development of a SERM Oncology Product and costs related thereto, and shall not provide Research Funds to Ligand with respect to such SERM Oncology Product. Ligand shall use commercially reasonable efforts to provide to Lilly, at no cost to Lilly other than the direct costs of assembling, reproducing and transmitting the data, information already in Ligand's possession, and shall provide such reasonable assistance to Lilly as Lilly agrees to pay for at a reasonable rate to be agreed, to facilitate Lilly's research efforts with respect to the SERM Oncology Product.

               (b) CO-PROMOTION OPTION. Ligand shall have the option to co-promote the SERM Oncology Product to physicians in the United States who are board certified or eligible in the medical specialties of oncology and/or hematology. Lilly shall notify Ligand within ninety (90) days prior to any anticipated NDA Filing with respect to a SERM Oncology Product and provide Ligand with a reasonably detailed summary of the relevant scientific and commercial information related to the SERM Oncology Product. Within sixty (60) days of delivery of such notice, Ligand shall notify Lilly whether it will exercise its co-promotion option. If Ligand elects to exercise its option, Lilly and Ligand shall negotiate in good faith reasonable terms and conditions under which Ligand will co-promote the SERM Oncology Product,***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***

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                                      -27-

               (c) CO-DEVELOPMENT FUNDING OPTION. Ligand shall have the option to co-fund the worldwide development of the SERM Oncology Product. Lilly shall fund the development of such product until Phase II Enrollment. No later than ninety (90) days prior to initiation of Phase II Clinical Trials for the SERM Oncology Product, Lilly shall provide Ligand with a reasonably detailed summary of all preclinical and clinical data along with an estimate of all remaining costs required to obtain Regulatory Approval for the SERM Oncology Product and a budget for such costs. Ligand shall then have ninety (90) days following receipt of the information described above in which to advise Lilly, in writing, that it intends to exercise its co-funding option. If Ligand exercises its option, Ligand shall then be responsible for *** *** of all further costs incurred by Lilly in obtaining Regulatory Approval for use in the treatment, palliation, prevention and/or remission of cancer based on funding levels of ***
    per full time equivalent (inflated in the manner provided for funding of Ligand Scientific Person Years in Section 3.1) and Lilly's reasonable additional expenses in every market where marketing is contemplated. Lilly shall provide to Ligand semi-annually each year in the months of March and September an update of the budget of all remaining costs required to obtain Regulatory Approval for the SERM Oncology Product and shall allow Ligand to, at its own expense, obtain an audit by independent certified accountants designated by Ligand and reasonably acceptable to Lilly of expenses incurred. If, in obtaining Regulatory Approval with respect to the SERM Oncology Product, Lilly combines the clinical trials relating to use in cancer with clinical trials relating to use for other indications, the parties shall agree on the portion of such expenses which relate to use in cancer. Lilly shall bill Ligand for its portion of expenses in arrears within thirty (30) days of the end of each Calendar Quarter. Ligand shall pay Lilly in U.S. Dollars by any bank wire transfer within thirty (30) days of receiving Lilly's invoice. If Ligand does not exercise its co-funding option within the ninety (90) day period: (i) Ligand shall be deemed to have waived its rights to co-develop the SERM Oncology Product, (ii) Lilly shall remain responsible for funding and obtaining Regulatory Approval for such SERM Oncology Product, and (iii) Lilly shall pay Ligand royalties and milestones as set forth in Section 4.4(a). If Ligand co-funds the development of the SERM Oncology Product, as contemplated by this Section 4.4(c), Lilly shall pay Ligand, in addition to any royalty described in Section 4.4(a), *** of that portion of such royalty applicable to sales of the SERM Oncology Product for use in the treatment, palliation, palliation, prevention and/or remission of cancer ("Oncology Portion"). If the SERM Oncology Product receives Regulatory Approval for uses in addition to the treatment, palliation, prevention and/or remission of cancer, the Oncology Portion will be determined by the mutual agreement of the parties. If the parties cannot agree on the determination of the Oncology Portion, the parties shall agree upon an appropriate survey mechanism to be utilized to determine the Oncology Portion. The survey will be conducted as follows: A statistical expected accuracy of *** will be considered sufficient for each registered indication (all non-registered indications will be considered as one group and the *** accuracy threshold shall be applied to the group as a whole). The survey will be done in a manner that minimizes cost while providing the desired level of accuracy. This may mean that the survey is conducted differently in each country. Eligible methods of surveying end use include the following plus any others agreed upon by the parties: (i) use of an independent third party to do random surveys of customers; (ii) use of coupons or incentives for customers



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                                      -28-
to track use in their institution; (iii) inclusion of coupons or incentives in the vial or case packaging for customers to track use in their institutions;
(iv) use of telephone surveys of customers; and (v) logical deduction from the customer list (e.g., product purchased by oncologists or hematologists will be assumed to have been purchased for use in the treatment, palliation, prevention or remission of cancer). The first survey will be conducted promptly after the end of the first full Calendar Quarter in which sales of the SERM Oncology Product are made and triennially thereafter, and the cost of these surveys will be shared equally by the parties. Either party may conduct surveys more frequently at its own expense (using a methodology approved by the other party, whose approval shall not be unreasonably withheld), but no more frequently than one time per calendar year. Regardless of the time that has elapsed since the last survey, the time period to be examined will be the most recently completed three (3) month period for which marketing information is available at the time the survey is commenced. If, at the time of the survey, marketing information is not available for a three (3) month period, the survey will be delayed until such information is available; provided, however, that if the information is not available within ninety (90) days after the end of any Calendar Quarter, the survey for the most recent three (3) month period will be used. The Oncology Portion determined by the agreement of the parties or by the survey will be binding on the parties. The amount of the additional royalty due under this
Section 4.4(c) shall be calculated by multiplying any royalty described in
Section 4.4(a) by the Oncology Portion most recently set by agreement of the parties or the survey, as the case may be.

        4.5 LIGAND RIGHTS TO SELECT COMPOUNDS OUTSIDE THE FIELD. Promptly following the Effective Date, Ligand shall disclose to Lilly all information with respect to the Allergan Royalty Compounds that Lilly may reasonably request. Within the first ninety (90) days following the Effective Date, Ligand shall have the right to select *** Allergan Royalty Compounds (other than Compound 268 and Compound 324) for use outside the Field, in which case such Allergan Royalty Compounds shall not be available for development by Lilly or its Affiliates in the Field. The Steering Committee shall approve the selection of Allergan Royalty Compounds by Ligand, such approval not to be unreasonably withheld. Any dispute arising at the Steering Committee with respect to the selection of such compounds shall be subject to resolution under Section 2.5 in the manner provided for Research Program disputes. The compounds so selected shall not be available to Lilly or its Affiliates and will not be subject to royalty and milestone payments to Lilly. All Allergan Royalty Compounds other than the *** selected by Ligand shall be available to Lilly and its Affiliates exclusively and may not be developed by Ligand or its Affiliates for any purpose during the Research Program Term plus one (1) year, subject to Ligand's and its Affiliates' rights under Section 2.12(b), 4.6(b), 8.1(b), 8.2(b) and 8.5(f) and subject to any license granted to Lilly under Section 8.1 with respect to Allergan Royalty Compounds that become Drug Products or the SERM Oncology Product.

        4.6    OPTION COMPOUNDS

               (a) LILLY OPTION COMPOUNDS. Ligand shall on a quarterly basis share information with Lilly with respect to the status of its internal research or other programs related



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                                      -29-
to development of RXR Modulators outside the Field (to the extent any agreements to which Ligand is a party as of the Effective Date do not prohibit Ligand from disclosing the information to Lilly ). At the time the third of *** compounds from Ligand's internal research efforts on RXR Modulators outside the Field or other programs related to RXR Modulators outside the field has reached a stage after the Effective Date that is equivalent to Development Candidate, Ligand shall so notify Lilly and Lilly shall have up to ninety (90) days from receipt of such notice to select for use in the Field up to *** compounds (other than Ligand Option Compounds or Allergan Royalty Compounds selected by Ligand under
Section 4.5) synthesized in the course of such internal research or other programs. The compounds so selected by Lilly shall be deemed Research Compounds and shall be referred to as a "Lilly Option Compounds." Lilly shall have the sole right to develop Lilly Option Compounds for use in the Field. Neither Ligand nor any Ligand Affiliate shall have any right to develop any Lilly Option Compound for any use, whether in or outside the Field. If a Lilly Option Compound is further developed and commercialized, milestone payments and royalty payments on such Lilly Option Compound shall be paid by Lilly with respect to the development and commercialization of such compound in a manner equivalent to those set forth in Sections 6.1 and 7.2 with respect to Drug Products containing HNF-4 Modulators, regardless of the date upon which the milestones are achieved and whether or not the Lilly Option Compounds are declared a Development Candidate during the Research Program Term plus one (1) year. If at the end of the Research Program Term plus one year Lilly has not selected *** compounds, it shall be permitted to make its selection at that time, regardless of whether Ligand has brought forward *** compounds to a stage equivalent to Development Candidate.

               (b) LIGAND OPTION COMPOUNDS. At the time the *** Research Compounds has reached the status of Development Candidate, Ligand shall have up to ninety (90) days to select up to *** other compounds (other than Lilly Option Compounds and any Allergan Royalty Compounds chosen for the SERM Oncology Product) from Allergan Royalty Compounds and/or New Compounds that are RXR Modulators for use outside the Field. The compounds so selected by Ligand shall be deemed "Ligand Option Compounds." Ligand shall have the sole right to develop Ligand Option Compounds for use outside the Field. Neither Lilly nor any of its Affiliates shall have any right to develop any Ligand Option Compound for any use, whether in or outside the Field. If a Ligand Option Compound is further developed and commercialized, milestone payments and royalty payments on such Ligand Option Compound shall be paid by Ligand with respect to the development and commercialization of such compound in a manner equivalent to those set forth in Sections 6.1 and 7.2 with respect to Drug Products containing HNF-4 Modulators, regardless of the date upon which the milestones are achieved, provided no milestone or royalty payments shall be due under this Section if the Ligand Option Compound is an Allergan Royalty Compound. If at the end of the Research Program Term plus one year Ligand has not selected *** compounds, it shall be permitted to make its selections at that time, regardless of whether Lilly has brought forward any Development Candidates. Other than the right to select Ligand Option Compounds as provided in this Section 4.6(b) and the right to New Compounds that are Discontinued Drug Products as provided in this



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


Agreement, Ligand shall have no right under this Agreement to research, develop, make, use, import, offer for sale or sell any New Compound.


                                    ARTICLE 5

                                COMMERCIALIZATION

        5.1 COMMERCIALIZATION. All decisions regarding the Commercialization Program for each Drug Product, including pricing and terms of sale and assignment of Ligand personnel allocated under Section 3.1 above with respect to the Drug Product, shall be determined by Lilly, in its sole discretion; provided, however, that Ligand's participation in the Commercialization Program shall be approved by the Steering Committee, subject to the dispute resolution provisions of Section 2.5, and in no event shall such Ligand participation be disruptive of Ligand programs not funded by Lilly.

        5.2 MARKETING PARTNERS FOR DRUG PRODUCT. Lilly shall have the right to appoint one or more Third Party marketing partners to promote, co-promote, distribute, market or co-market any Drug Product in any country of the world where such an arrangement would be beneficial for pricing approvals or overall market share. In the event Lilly elects to appoint a marketing partner, Lilly shall have the right to supply the Drug Product to such partner at such prices as Lilly shall determine. With the consent of Ligand, which consent will not be unreasonably withheld, Lilly may, in connection with the appointment of a marketing partner, assign to such partner some or all of Lilly's obligations under the Development Program with respect to one or more countries, provided that such assignment shall not release Lilly from any obligations it may have under this Agreement.

        5.3 COMMERCIAL DILIGENCE. Lilly shall use commercially reasonable efforts to obtain Regulatory Approval for and to market, sell and distribute Drug Products in all countries of the world.


                                    ARTICLE 6

                                    ROYALTIES

        6.1    ROYALTIES.

        (a) Subject to the terms and conditions of this Agreement (including, but not limited to, Section 6.1(b) below) and during the Royalty Term, in partial consideration for the licenses and services provided hereunder, Lilly shall pay Ligand the following royalties based on worldwide Net Sales of each Drug Product incorporating one of the following Research Compounds during a Calendar Year:

ROYALTY TIER                                     I              II             III              IV

Allergan Royalty Compound                       ***             ***            ***             ***

Stage II Compounds                              ***             ***            ***             ***

Stage III Compounds                             ***             ***            ***             ***

HNF-4 Modulator                                 ***             ***            ***             ***

PPAR Modulator                                  ***             ***            ***             ***

Regulator                                       ***             ***            ***             ***


        I: Percentage of Net Sales paid for that portion of Net Sales of each Drug Product in the Calendar Year that are less than *** .

        II: Percentage of Net Sales paid for that portion of Net Sales of each Drug Product in the Calendar Year that equal or exceed *** but are less than *** .

        III: Percentage of Net Sales paid for that portion of Net Sales of each Drug Product in the Calendar Year that equal or exceed *** but are less than *** .

        IV: Percentage of Net Sales paid for that portion of Net Sales of each Drug Product in the Calendar Year that equal or exceed ***.

               Commencing January 1, 1999 and on January 1 of each year thereafter the threshold and ceilings for the different royalty tiers will be increased by *** over the levels in effect during the immediately preceding Calendar Year. Royalties shall be calculated on a Drug Product by Drug Product basis, and sales of various Drug Products shall not be aggregated for purposes of determining the applicable royalty rate. For this purpose, all formulations of a Research Compound shall be regarded as one Drug Product.

        (b) In the event Ligand does not exercise the "Ligand Option" or gives the "Rejection Notice" as provided in Section 1 of the Option Agreement and has not previously exercised the "Targretin Royalty Option" under Section 5.1(b) of the Targretin Agreement, Ligand shall have the option to increase the royalties payable on either Compound 268 or Compound 324 (but not both) (the "268/324 Royalty Option") by *** *** over the royalty rates



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

provided in Section 6.1(a) above (i.e., the royalty rate would increase from *** To exercise the 268/324 Royalty Option, Ligand must deliver written notice to Lilly within thirty (30) days after the first to occur of (i) the date Ligand receives (A) the payment of the Phase III Enrollment milestone for Compound 268 pursuant to Section 7.2 of this Agreement or (B) written notice from Lilly acknowledging that the Phase III Enrollment milestone for Compound 268 has been satisfied, (ii) the date Ligand receives (A) the payment of the Phase III Enrollment milestone for Compound 324 pursuant to Section 7.2 of this Agreement or (B) written notice from Lilly acknowledging that the Phase III Enrollment milestone for Compound 324 has been satisfied or (iii) the date Ligand receives
(A) the payment of the first Phase III Enrollment milestone for Targretin (as defined in the Targretin Agreement) pursuant to Section 5.4 of the Targretin Agreement or (B) written notice from Lilly acknowledging that the first Phase III Enrollment milestone for Targretin has been satisfied. If Ligand does not deliver written notice within the required thirty (30) days, the 268/324 Royalty Option shall be deemed to have expired.

        6.2 PAYMENTS REGARDING CERTAIN COMPOUNDS. Ligand shall pay Allergan any royalty or other amount payable with respect to any Allergan Royalty Compound.

        6.3 ROYALTY PAYMENTS. Royalty payments under this Agreement shall be made to the receiving party within seventy-five (75) days following the end of each Calendar Quarter for which royalties are due.

        6.4 PAYMENTS FOR LICENSED PPAR MODULATORS. In the event that Lilly exercises its option to license a PPAR Modulator from a Third Party pursuant to
Section 8.5(c) of this Agreement and such compound is used in a Combination Product with a Research Compound or Targretin, Net Sales of the Combination Product shall be calculated as set forth in Section 1.50 of this Agreement or
Section 1.37 of the Targretin Agreement, as the case may be, ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***



                                    ARTICLE 7

                         INITIAL AND MILESTONE PAYMENTS

        7.1 INITIAL PAYMENT. Within three (3) business days of the submission by Ligand of the draft Technical Operating Plan to the Steering Committee, Lilly shall pay Ligand twelve million five hundred thousand dollars ($12,500,000).



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

        7.2 MILESTONES. Upon achievement of any milestone event listed below with respect to a Drug Product, Lilly shall pay Ligand on or before the *** day following achievement of the milestone as provided below:

                          DEVELOPMENT        IND       Phase II     Phase III      NDA     Marketing
                           CANDIDATE      Acceptance  Enrollment    Enrollment    Filing    Approval
Allergan Royalty
Compound                      ***            ***          ***          ***         ***        ***
Compound 268/
Compound 324                  ***            ***          ***          ***         ***        ***
Stage II Compound             ***            ***          ***          ***         ***        ***
Stage III Compound            ***            ***          ***          ***         ***        ***
HNF-4 Modulator               ***            ***          ***          ***         ***        ***
PPAR Modulator                ***            ***          ***          ***         ***        ***
Regulator                     ***            ***          ***          ***         ***        ***



Amounts shown on the above table are in millions of U.S. dollars. The milestone payments set forth above will be paid only for the first indication of a Drug Product to achieve the required status and no milestone payment shall be made more than once with respect to the same Drug Product. For purposes of paying milestones, all formulations of a Research Compound shall be regarded as the same Drug Product.
                                      ***
                                      ***
                                      ***

In the event that Phase II Clinical Trials and Phase III Clinical Trials are combined or other doubts exist regarding the achievement of such milestones, the Steering Committee or its designee shall determine the point in the trials at which the Phase II Enrollment and Phase III Enrollment milestones have been achieved. Notwithstanding the provisions of Section 2.5 of this Agreement, in the event that the Steering Committee (i) is unable to agree or (ii) is no longer in existence and no designee has been named, the determination shall be made by the mutual agreement of the parties.


                                    ARTICLE 8

                                    LICENSES

        8.1 LICENSES TO LILLY.

               (a) Subject to the other provisions of this Agreement (including, without limitation, Section 8.1(b)) and except as provided below, Ligand and its Affiliates hereby grant to Lilly and its Affiliates an exclusive, worldwide license, with the right to sublicense, the



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

exclusivity being even as to Ligand and its Affiliates, under the Joint Patents, Joint Technology, Ligand Patents and Ligand Technology:

                      (i) to make, have made, use, have used, import, offer for sale, sell and have sold, the SERM Oncology Product as provided in Section 4.4;

                      (ii) to make, have made, use, have used, import, offer for sale, sell and have sold, Drug Products;

                      (iii) to make, have made, use, have used, import, offer for sale, sell and have sold, New Compounds for which Lilly has disclosed in writing to Ligand the chemical and physical structure not later than *** days after Lilly's receipt of a written request for such disclosure made by Ligand at any time after the end of the Research Program Term *** ; and

                      (iv) to co-exclusively with Ligand and its Affiliates, with the right to sublicense, conceive, discover, evaluate, identify, characterize, research and develop the SERM Oncology Product, Research Compounds in the Field and Drug Products during the Research Program Term *** ; provided that Ligand shall exercise its rights hereunder solely in connection with the performance of its obligations under this Agreement and shall not sublicense its rights hereunder; and

                      (v) to exclusively research and develop in the Field after the Research Program Term plus one (1) year Research Compounds which are declared to be Development Candidates during the Research Program Term *** .

               Lilly shall exercise the licenses granted pursuant to this
Section 8.1(a) only in accordance with the terms of this Agreement.

               (b) All rights to Ligand Compounds which are not New Compounds, other than those declared to be Development Candidates during the Research Program Term plus one (1) year and those, if any, that are selected as Lilly Option Compounds pursuant to Section 4.6(a), shall revert to Ligand following the Research Program Term *** . In addition, the licenses granted to Lilly and its Affiliates in Section 8.1(a) do not extend and are subject to Allergan's rights to Unsynthesized Compounds and Allergan Selected Compounds (each as defined in the ALRT Agreement) to which Allergan has exclusive rights under the ALRT Agreement.
                                      ***
                                      ***
                                      ***
                                      ***

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
                                      ***
                                      ***
                                      ***

After the Research Program Term *** , Ligand shall have the right to conduct research using Research Compounds which are declared to be Development Candidates during the Research Program Term *** .

        8.2    LICENSES TO LIGAND.

               (a) Subject to the other provisions of this Agreement, Lilly hereby grants to Ligand an exclusive, worldwide license, with the right to sublicense, the exclusivity being even as to Lilly and its Affiliates, under the Joint Patents, Joint Technology, Lilly Patents and Lilly Technology to make, have made, use, have used, import, offer for sale, sell and have sold drug products containing Ligand Option Compounds for use outside the Field.

               (b) In the event Lilly discontinues development of a Discontinued Drug Product pursuant to Section 2.12 of this Agreement and Lilly or its Affiliates is not diligently researching, developing or selling another Research Compound or Drug Product that is a Modulator of the same Designated Receptor as the Discontinued Drug Product if the Discontinued Drug Product is a Modulator, or another Research Compound or Drug Product that is a Regulator if the Discontinued Drug Product is a Regulator, the licenses granted to Lilly and its Affiliates under Section 8.1 with respect to such Discontinued Drug Product and the related Program (and any Research Compound contained in such Drug Product or Program) shall terminate and Lilly and its Affiliates shall grant to Ligand an exclusive, worldwide license, with the exclusivity being even as to Lilly and its Affiliates, with the right to sublicense, under the Joint Patents, Joint Technology, Lilly Patents and Lilly Technology to develop, make, have made, use, import, offer for sale, sell and have sold the Discontinued Drug Product (and any Research Compound contained in such Discontinued Drug Product); provided, however, that Lilly shall retain the exclusive license to any New Compounds other than the Discontinued Drug Products and the Ligand Option Compounds, that may have been synthesized or identified as part of the Program. If Lilly elects to discontinue development of a Discontinued Drug Product, such license shall be granted upon receipt by Ligand of Lilly's written election to discontinue development and shall be subject to the royalty provisions of Section 2.12. Notwithstanding the above, neither Lilly nor its Affiliates grant any license under this Section 8.2(b) under the Lilly Patents or the Lilly Technology applicable to making a Drug Product that was not used to make the Drug Product in the development or commercialization of the Drug Product by Lilly or its Affiliates.

        8.3 DEVELOPMENT OUTSIDE FIELD. Neither Ligand nor its Affiliates shall develop any Research Compound or Drug Product, including a SERM Oncology Product, for use or sale outside the Field for so long as Lilly or any Lilly Affiliate or Sublicensee is developing, manufacturing, or selling such Research Compound or Drug Product, including the SERM Oncology Product.



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        8.4 ROYALTIES ON NEW COMPOUNDS.
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               (f) Subject to Section 3.6, Lilly shall have the right, pursuant to Section 2.12 of this Agreement or otherwise, to terminate all Research Funds for any of the RXR Program, the PPAR Program, the HNF-4 Program and/or the OB Gene Program (each, a "Program"). In the event that Lilly terminates all Research Funds for a Program without Ligand's agreement, (i) all rights to the Program shall revert to Ligand, subject to obligations imposed herein, (ii) all licenses from Ligand and its Affiliates to Lilly and its Affiliates affecting the Program shall terminate, except that Lilly shall retain all licenses under
Section 8.1(a)(ii), 8.1(a)(iv) and 8.1(a)(v) with respect to Research Compounds that were declared to be Development Candidates in the Program prior to termination of all Research Funds for the Program, and (iii) the exclusivity covenants of both Ligand and Lilly contained in this Section 8.5 with respect to the Program shall terminate. If all Research Funds for a Program are terminated by the mutual agreement of Lilly and Ligand, Lilly's rights to the Program and its licenses affecting the Program shall not terminate and the exclusivity covenants of both Ligand and Lilly contained in this Section 8.5 with respect to the Program shall not terminate. If Ligand requests from Lilly a report on the status of a Program, Lilly will promptly report to Ligand whether it has discontinued the development and/or commercialization of all Research Compounds and Drug Products in the Program. Notwithstanding the foregoing, Lilly shall retain the exclusive license under Section 8.1(a)(iii) to any New Compounds, other than any New Compound contained in a Discontinued Drug Product and any Ligand Option Compounds that are New Compounds.



                                    ARTICLE 9

                                   TRADEMARKS

        9.1 SELECTION; LICENSE; EXPENSES. Lilly may select one or more trademarks, as it deems appropriate, but not one which could be reasonably expected to be likely to cause confusion, mistake or to deceive with respect to Targretin, for the marketing of Drug Products. Such trademarks shall be owned solely by Lilly (collectively, the "Trademarks"); provided, however, that if required by law in any country, Ligand shall own the Trademarks in that country and shall grant an exclusive license to Lilly. Expenses for registration of the Trademarks shall be borne solely by Lilly.


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

                                   ARTICLE 10

                             INFORMATION AND REPORTS

        10.1 INFORMATION DISCLOSURE. Lilly and Ligand will disclose and make available to each other promptly (and in any event as soon as it is generally available within their respective organizations) the results of the work conducted in connection with the Research Program and Development Program, including without limitation all structural, preclinical, clinical, regulatory, and other information known by Lilly or its Affiliates or Ligand or its Affiliates concerning Research Compounds and Drug Products. Lilly shall own and maintain its database of clinical trial data and adverse drug event information accumulated from all clinical trials of the Drug Products for which it was responsible. In the event that Lilly terminates this Agreement or Ligand acquires rights to a Discontinued Drug Product, Lilly will permit Ligand, at no cost to Ligand other than the direct costs of assembling, reproducing and transmitting the data, to make copies of all material information described in the immediately preceding sentence and use such information in connection with Regulatory Approvals; provided, however, that if Ligand subsequently sublicenses the right to develop and market the Discontinued Drug Product to any Third Party, Ligand shall reimburse Lilly for its direct costs incurred in obtaining such information, including, without limitation, the direct costs of clinical trials. Ligand shall own and maintain its database of clinical trial data and adverse drug event information accumulated from all clinical trials of drug products containing Research Compounds outside the Field. Lilly and Ligand each shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of the other party to the extent reasonably required for the performance of its obligations under this Agreement (with the party owning the records determining what is reasonably required). Each party shall treat the records and the information of the other party contained therein as Confidential Information and shall not use or disclose such records or information except to the extent permitted by this Agreement as well as to provide to the sponsor of the IND, NDA, or other regulatory submission, for initial and/or periodic submission to governmental agencies, significant information on any Drug Product from preclinical laboratory, animal toxicology and pharmacology studies, as well as serious or unexpected adverse experience reports from clinical trials and commercial experiences with such Drug Product.

        10.2 COMPLAINTS. Each party shall maintain a record of all complaints it receives with respect to Drug Products. Except as otherwise provided in Section 10.3, each party shall notify the responsible party in reasonable detail of any complaint received by it and within three (3) days after the event, and in any event in sufficient time to allow the responsible party to comply with any and all regulatory requirements imposed upon it in any country in which the Drug Product is being marketed.

        10.3 ADVERSE EVENT REPORTING. The party who has responsibility for and sponsorship of the regulatory submission will also have responsibility for submitting information and filing reports to various governmental agencies, to the extent they are lawfully required, on Drug



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

Products. Information must be submitted at the time of initial filing for investigational use in humans and at the time of NDA filing in the U.S., or the foreign equivalent of any such filing. In addition, supplemental information must be provided on Drug Products at periodic intervals and adverse drug experiences must be reported at more frequent intervals depending on the severity of the experience. Consequently, Lilly and Ligand agree to provide each other with all information necessary or desirable to comply with the laws and regulations of governmental regulatory authorities in the applicable country and to develop and follow appropriate adverse experience reporting procedures and:

               (a) provide to the sponsor of the IND, NDA, or other regulatory submission, for initial and/or periodic submission to governmental agencies, significant information on any Drug Product from preclinical laboratory, animal toxicology and pharmacology studies, as well as serious or unexpected adverse experience reports from clinical trials and commercial experiences with such Drug Product.

               (b) report to one another in such a manner and time so as to enable each party to comply with all governmental laws and regulations in countries for which Regulatory Approval is or will be sought.

        10.4 USE OF INFORMATION. Information contained in reports made pursuant to this Article 10 or otherwise communicated between the parties will be subject to the confidentiality provisions of Article 12 below. Lilly may use any information obtained by it (either by its own efforts or by disclosure from Ligand) pursuant to this Agreement for the purposes of obtaining Regulatory Approval for Drug Products throughout the world. Each party shall have the right to use the Confidential Information disclosed by the other party without charge, but only to the extent necessary to enable each party to carry out their respective roles defined in this Agreement.


        10.5 PUBLICATIONS. During the Research Program Term, Ligand and Lilly each acknowledge the other party's interest in publishing certain information gathered during the collaboration to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each party also recognizes the mutual interest in obtaining valid patent protection and protecting business interests. The Steering Committee, or its designee, will establish procedures for review of publications that will address the process, timing and criteria for decision while taking into account both Ligand's and Lilly's policies for publication review and approval. The Steering Committee, or its designee (the "Publication Subcommittee"), shall consider each such proposed publication that arises during the Research Program Term by reviewing an advance draft of all written publications and an abstract of all oral presentations, which shall be submitted not later than 45 days prior to the first submission for publication in the case of written publications and 45 days prior to submission of the abstract to the organizers of the forum at which the oral presentation is to be made. If, within 30 days of receipt of the advance copy of a party's proposed written publication or abstract of a proposed oral presentation, the Steering Committee or its Publication Subcommittee informs such party that its proposed publication or presentation could be expected to have a material adverse effect on any Ligand Patents, Ligand Technology, Lilly Patents, Lilly Technology, Joint Patents or Joint Technology developed or acquired during the Research Program Term, then such party shall delay such proposed publication or presentation for a period of up to 90 days or, if longer, a commercially reasonable period of time, to enable modifications to the publication or presentation for patent, trade secret, or commercial reasons or to allow for patent(s) preparation and filing of the information involved, if such information pertains to a patentable invention. If any material changes are made to the advance copy prior to publication or presentation, the final version shall be submitted for review by the Steering Committee or the Publication Subcommittee, which shall then have a period of 10 business days to review the final version.

        If, within 30 days of receipt of an advance copy or within 10 business days of receipt of the final version of a party's proposed publication or presentation, the Steering Committee or the Publication Subcommittee has failed to act with respect to such party's proposed publication or presentation, then such proposed publication or presentation shall be regarded as approved by the Steering Committee and may be published or presented. The disclosure of information that has been previously approved or is not Confidential Information shall not require the review and approval of the Steering Committee under this
Section 10.5.

        10.6 REGULATORY REPORTING. The parties acknowledge that either or both parties will be required to submit information and file reports with various governmental agencies in addition to those contemplated by the preceding sections. Without limiting the generality of Sections 2.10 and 2.11 above, the Joint Program Committee or its designee, with the approval of the Steering Committee, shall establish procedures to be followed by the parties which will facilitate the coordination of the parties in complying with their respective regulatory obligations, and the parties agree to cooperate with each other as necessary to allow each party to comply with its regulatory obligations. Lilly shall coordinate all contacts with regulatory agencies with respect to Drug Products and the SERM Oncology Product keeping Ligand appropriately advised of such contacts. Each party shall consult with the other party before responding to any inquiries from regulatory agencies regarding Research Compounds or Drug Products, provided however, each party may make such communication as required by law.

        10.7   SALES REPORTS.

               (a) During the term of this Agreement and after First Commercial Sale of a Drug Product or the SERM Oncology Product in any country, Lilly shall furnish or cause to be furnished to Ligand on a quarterly basis a written report or reports covering each Calendar Quarter (each such Calendar Quarter being sometimes referred to herein as a "reporting period") showing (i) the Net Sales of each Drug Product and the SERM Oncology Product in each country during the Royalty Term by Lilly, its Affiliates, Sublicensees and assigns, and (ii) the royalties which shall have accrued under Article 6 in respect of such sales and the basis for calculating those royalties. With respect to sales of Drug Products and the SERM Oncology Product



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
invoiced in United States Dollars ("Dollars"), the Net Sales amounts and the amounts due to Ligand hereunder shall be expressed in Dollars.

               With respect to sales of Drug Products and the SERM Oncology Product invoiced in a currency other than Dollars, the Net Sales shall be calculated using Lilly's then current standard exchange rate methodology for the translation of foreign currency sales into Dollars. Each quarterly report shall be accompanied by a list of the exchange rates used in calculating Net Sales covered by such quarterly report. Lilly will at Ligand's reasonable request but not more frequently than once a Calendar Quarter inform Ligand as to the specific exchange rate translation methodology, if any, used for a particular country or countries. In the event that any exchange rate translation methodology changes, Lilly will inform Ligand of the change in the quarterly report next due.

               Each quarterly report shall be due on the seventy-fifth (75th) day following the close of each reporting period. Lilly shall keep accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified by the independent public accountants described hereunder. Lilly shall furnish annually to Ligand appropriate evidence of payment of any tax or other amount required by applicable laws or regulations to be deducted from any royalty payment, including any tax or withholding levied by a foreign taxing authority in respect of the payment or accrual of any royalty.

               (b) All payments shall be made in Dollars at the time of quarterly reporting. If at any time legal restrictions prevent the prompt remittance of any payments with respect to any country where Drug Products or the SERM Oncology Product are sold, Lilly or its sublicensees or marketing partners shall have the right and option to make such payments by depositing the amount thereof in local currency to Ligand's account in a bank or depository in such country.

               Upon the written request of Ligand, at Ligand's expense and not more than once in or in respect of any Calendar Year,

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Upon the expiration of thirty-six (36) months following the end of any Calendar
Year, the calculation of amounts payable with respect to such fiscal year shall be binding and conclusive upon Ligand, and Lilly and its sublicensees and marketing partners shall be released from any liability or accountability with respect to payments for such year. The report prepared by such independent public accountant, a copy of which shall be sent or otherwise provided to Lilly by such independent public accountant at the same time it is sent or otherwise provided to Ligand, shall contain the conclusions of such independent public accountant regarding the audit and will specify that the amounts paid to Ligand pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment. If such independent public accountant's report shows any underpayment, Lilly shall remit or shall cause its sublicensees or marketing partners to remit to Ligand within thirty (30) days after Lilly's receipt of such report, (i) the amount of



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
such underpayment and (ii) if such underpayment exceeds ten percent (10%) of the total amount owed for the Calendar Year then being audited, the reasonable and necessary fees and expenses of such independent public accountant performing the audit, subject to reasonable substantiation thereof. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods. Ligand agrees that all information delivered or subject to review under this Section
10.7 or under any sublicensee or marketing agreement is Confidential Information and that Ligand shall retain all such information in confidence.

        10.8 STATUS REPORTS. At any time after the committees referred to in
Article 2 cease to exist, Lilly shall, upon request, and not more frequently than semi-annually , provide to Ligand a written report summarizing the activities of Lilly with respect to the Drug Products and the SERM Oncology Product, and in the event that Ligand obtains rights to any Discontinued Drug Product, Ligand shall, upon request, and not more frequently than semi-annually, provide to Lilly a written report summarizing the activities of Ligand with respect to the Discontinued Drug Products, the contents of each such report to be as set forth on Schedule 10.8.


                                   ARTICLE 11

                              INTELLECTUAL PROPERTY

        11.1   PATENTABLE INVENTIONS AND TECHNOLOGY.

               (a) OWNERSHIP. Ligand will disclose to Lilly all Ligand Technology and Joint Technology and Lilly will disclose to Ligand all Lilly Technology and Joint Technology to the extent developed or acquired during the Research Program and the Development Program promptly after the disclosing party recognizes the significance thereof unless the same shall have been developed as part of a collaboration with a Third Party, the terms of which prohibit disclosure to the other party. All Ligand Patents and Ligand Technology shall be owned by Ligand, all Lilly Patents and Lilly Technology shall be owned by Lilly and all Joint Patents and Joint Technology shall be owned jointly by Ligand and Lilly, inventorship to be determined in accordance with U.S. laws of inventorship, where applicable.

               (b) PATENT PROSECUTION. Ligand shall be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Ligand Patents and any patentable inventions encompassed by Ligand Technology. Lilly shall be responsible for preparing, filing, prosecuting, maintaining and taking such other actions as are reasonably necessary or appropriate with respect to the Joint Patents, Lilly Patents and any patentable inventions encompassed by Lilly Technology or Joint Technology. Each party will consult the other party with respect to its choice of external patent counsel and will keep that party continuously informed of all material developments relating to the preparation, filing, prosecution and maintenance of patents and patent applications covered by this Agreement. Each party shall endeavor in good faith to coordinate its efforts with those of the other party to minimize or avoid interference with the prosecution of the other party's patent applications. To the extent practicable, each party shall provide the Steering Committee with a copy of any patent application which first discloses any specific Lilly Technology, Ligand Technology or Joint Technology, prior to filing the first of such applications in any jurisdiction, for review and comment by the Steering Committee or its designees.

               (c) COSTS. Subject to the provisions of subsection (d) below, the party initially responsible for all costs incurred in the preparation, filing, prosecution and maintenance of a patent pursuant to Section 11.1(b) shall bear all costs incurred in the preparation, filing, prosecution and maintenance of such patents; provided, however, that Ligand shall pay one-half (1/2) of all reasonable external expenses incurred by Lilly while prosecuting and maintaining Joint Patents. External expenses will include patent office fees and taxes in connection with the filing, prosecution and maintenance of any patent or patent application and the fees of any outside patent attorneys or agents in connection with the ex parte preparation, filing, prosecution and maintenance thereof. The allocation of such expenses will occur on an annual basis at the end of each Calendar Year, at which time Lilly will provide Ligand with an itemized list of external expenses denominated in Dollars incurred during the previous annual period in prosecuting and maintaining Joint Patents and Ligand will reimburse Lilly's expenses within sixty (60) days of the date of receipt of this itemized list.

               (d) DISCONTINUANCE OF PATENT PROSECUTION. The party initially responsible for preparation, filing, prosecution and maintenance (including the costs or reimbursement of costs related thereto) of a particular Ligand Patent, Lilly Patent or Joint Patent (the "Initial Responsible Party") shall give thirty
(30) days advance notice (the "Discontinuance Election") to the other party of any decision to cease preparation, filing, prosecution and maintenance of that patent (a "Discontinued Patent") provided, however, that abandonment of a patent application in favor of a continuation or continuation-in-part thereof shall not constitute discontinuance of the parent application. In such case, the other party may elect at its sole discretion to continue preparation, filing and prosecution or maintenance of the Discontinued Patent at its sole expense. The party so continuing shall own any such patent or patent application and patents maturing therefrom; and the Initial Responsible Party shall execute such documents and perform such acts as may be reasonably necessary for the other party to file or to continue prosecution or maintenance, including assigning ownership of such patents and applications to such electing party. Discontinuance may be on a country-by-country basis or for a patent application or patent series in total. In the event that Lilly exercises its Discontinuance Election with respect to a Discontinued Patent in a particular country, Lilly's license under Section 8.1 with respect to that Discontinued Patent shall terminate with respect to such country.

        11.2   INFRINGEMENT CLAIMS BY THIRD PARTIES.

               (a) In the case of any claim of infringement of a patent owned by a Third Party based upon the making, having made, using, having used, importing, offering for sale, selling or having sold Compound 268 or Compound 324 in a Drug Product, and the patent Covers



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

Compound 268 or Compound 324 per se, or the use of Compound 268 or Compound 324 per se in the treatment of diabetes mellitus, obesity, insulin resistance, dyslipidemia, and cardiovascular disorders associated with diabetes mellitus or insulin resistance, (i) Lilly shall have the right to obtain a license from the Third Party and credit *** of any royalty payable to the Third Party against the royalty payable to Ligand, but in no event will Ligand's royalty each year be reduced by more than *** , or (ii) if Lilly and/or Ligand is sued for infringement by such Third Party, Lilly shall control and defend or settle the action at its expense and shall pay any damages or other monetary awards resulting therefrom, and Lilly shall be entitled to credit *** of such monetary award against the royalties payable to Ligand, but in no event will Ligand's royalty each year be reduced by more than *** .

               (b) In the case of any claim of infringement of a patent owned by a Third Party based upon the making, having made, using, having used, importing, offering for sale, selling or having sold any Research Compound in a Drug Product other than Compound 268 or Compound 324, and the patent Covers the Research Compound per se, or the use of the Research Compound per se in the treatment of diabetes mellitus, obesity, insulin resistance, dyslipidemia, and cardiovascular disorders associated with diabetes mellitus or insulin resistance, (i) Lilly shall have the right to obtain a license from the Third Party and credit *** of any royalty payable to the Third Party against the royalty payable to Ligand, but in no event will Ligand's royalty each year be reduced by more than *** , or (ii) if Lilly and/or Ligand is sued for infringement by such Third Party, Lilly shall control and defend or settle the action at its expense and shall pay any damages or other monetary awards resulting therefrom, and Lilly shall be entitled to credit *** of such monetary award against the royalties payable to Ligand, but in no event will Ligand's royalty each year be reduced by more than *** *** .

               (c) If a claim of infringement is made against Lilly and/or Ligand by a Third Party and that claim is based upon a claim of infringement for use of an assay system or biological material used in an assay system (for example, the co-transfection assay or a gene or protein used therein) which is Ligand Technology and the claim of infringement is not based on a patent claim which covers a compound or its method of use or any other separately patented technology, then (i) Lilly shall have the right to obtain a license from the Third Party and credit *** of any royalty payable to the Third Party against the royalty payable to Ligand arising from the infringing use, but in no event will Ligand's royalty each year be reduced by more than *** , or (ii) if Lilly and/or Ligand is sued for infringement by such Third Party, Ligand shall control and defend or settle the action and Ligand and Lilly shall share equally all expenses of the action and any damages or other monetary award resulting therefrom. Lilly shall have the right to approve any settlement of any such action, which approval will not be unreasonably withheld.

               (d) If a claim of infringement is made against Lilly by a Third Party based upon a claim of patent infringement not arising under (a), (b) or
(c) above, Lilly shall have the



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

obligation to control and defend or settle the claim at its sole expense (including the payment of any damages, attorneys' fees or other monetary awards).

        11.3   INFRINGEMENT CLAIMS AGAINST THIRD PARTIES.

               (a) Ligand and Lilly each agree to take commercially reasonable actions to protect their respective Patents and Technology from infringement and from unauthorized possession or use.

               (b) If any Ligand Patent, Ligand Technology, Lilly Patent, Lilly Technology, Joint Patent or Joint Technology is infringed or misappropriated, as the case may be, by a Third Party, the party to this Agreement first having knowledge of such infringement or misappropriation, or knowledge of a reasonable probability of such infringement or misappropriation, shall promptly notify the other in writing. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail. Subject to the rights of Third Parties, the owner of the Patent or Technology shall have the primary right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to infringement or misappropriation of such Patent or Technology by a Third Party seeking to develop or market a Modulator or Regulator using its own counsel and the other party shall have the right to be represented in such action by its own counsel. The Steering Committee shall determine, or, if the Steering Committee is no longer in existence, the parties shall mutually determine, which party shall have the primary responsibility to institute, prosecute, and control any action or proceeding with respect to infringement or misappropriation of Joint Patents or Joint Technology and the other party shall have the right to be represented by its counsel. The costs and expenses of all suits brought by the party having the primary right or responsibility to institute, prosecute, and control such action or prosecution (including the costs and expenses of the other party and its separate counsel, if any, should the other party elect to participate in such action or proceeding) shall be paid *** by Lilly and *** by Ligand and all damages or other monetary awards recovered therein remaining after the pro rata reimbursement of such costs and expenses shall be split (i) *** to Lilly and (ii) *** to Ligand. If the party having the primary right or responsibility to institute, prosecute, and control such action or prosecution fails to do so within a period of one hundred twenty
(120) days after receiving notice of the infringement, the other party, subject to the prior rights of any Third Party, shall have the right to bring and control any such action by counsel of its own choice, and the other shall not have the right to participate in such action or proceeding, except that such party may be joined as a party plaintiff and, in case of joining, such party agrees to give the other party reasonable assistance and authority to file and to prosecute such suit. All costs and expenses of any suit brought by the party not having the primary right or responsibility to institute, prosecute and control such action or prosecution (including the costs and expenses incurred by the other party in providing reasonable assistance to the party initiating the action or proceeding) shall be paid, and all damages or other monetary awards recovered therein shall be retained, by the party initiating the action or proceeding. No settlement or consent judgment or other voluntary final disposition of



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

a suit under this Section 11.3 may be entered into without the joint consent of Ligand and Lilly (which consent shall not be unreasonably withheld).

        11.4 NOTICE OF CERTIFICATION. Ligand and Lilly each shall immediately give notice to the other of any certification filed under the U.S. "Drug Price Competition and Patent Term Restoration Act of 1984" claiming that a Joint Patent, a Ligand Patent or a Lilly Patent is invalid or that any infringement will not arise from the manufacture, use, import, offer for sale, or sale of any product by a Third Party. If Ligand decides not to bring infringement proceedings against the entity making such a certification with respect to a Ligand Patent, Ligand shall give notice to Lilly of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification. Lilly may then, but is not required to, bring suit against the party that filed the certification. If Lilly decides not to bring infringement proceedings against the entity making such a certification with respect to a Joint Patent, or a Lilly Patent, Lilly shall give notice to Ligand of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification. Ligand may then, but is not required to, bring suit against the party that filed the certification. Any suit by Lilly or Ligand shall either be in the name of Lilly or in the name of Ligand, or jointly by Lilly and Ligand, as may be required by law. For this purpose, the party not bringing suit shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the party bringing suit.

        11.5 PATENT TERM EXTENSIONS. The parties shall cooperate with each other in gaining patent term extensions wherever applicable to patents Covering Drug Products and products to which Ligand acquires rights under this Agreement or that also cover products for which Ligand has rights to market outside the Field. The party first eligible to seek extension of such patent shall have the right to do so; provided, that if in any country the first party has an option to extend the patent term for only one of several products, the first party will consult with the other party before making the election. If more than one patent is eligible for extension, the Steering Committee shall agree upon a strategy that will maximize patent protection for Drug Products and for products to which Ligand acquires rights under this Agreement and products which Ligand has rights to market outside the Field. All filings for such extensions and certificates shall be made by the party to whom the patent is assigned, provided, however, that in the event that the party to whom the patent is assigned elects not to file for an extension or supplementary protection certificate, such party shall
(i) inform the other party of its intention not to file and (ii) grant the other party the right to file for such extension or certificate.


                                   ARTICLE 12

                        CONFIDENTIALITY AND NONDISCLOSURE

        12.1 CONFIDENTIALITY. Unless otherwise set forth in this Agreement, for a period from the Effective Date until five (5) years following the later of:
(a) the termination of this Agreement or (b) if Lilly or one or more of its Affiliates is marketing a Drug Product, the date on which

Lilly and its Affiliates cease to market any Drug Product, each party and its respective Affiliates shall maintain in confidence all Confidential Information, and shall not, except as contemplated by this Agreement, disclose Confidential Information or use Confidential Information for its benefit or the benefit of others, without the consent of the disclosing party (the "Disclosing Party"). Documents made available to the receiving party (the "Receiving Party") shall remain the property of the Disclosing Party and shall be returned upon written request of the Disclosing Party, except that one copy of all such information may be retained for legal archival purposes by the Receiving Party.

        12.2 AUTHORIZED DISCLOSURE. Each party may disclose Confidential Information for the purpose of making various regulatory filings and complying with applicable governmental regulations, and to sublicensees (potential and actual), marketing partners (potential and actual), consultants and others having a need to know for the purposes of development, manufacture or marketing of Drug Products pursuant to this Agreement, provided that such sublicensees, marketing partners, consultants and others shall also agree to appropriate and comparable confidentiality and non-use provisions. In addition, each party shall be entitled to disclose Confidential Information to the extent required by applicable law, orders of courts, regulatory authorities or similar bodies having jurisdiction over the party ("Legal Process"). The Receiving Party shall promptly notify the Disclosing Party of any request or demand by Legal Process for disclosure of Confidential Information. With respect to any disclosure of Confidential Information, including the text of this Agreement, for the purpose of complying with applicable government regulations, the disclosing party shall give the other party an opportunity to review and comment upon the extent of any such disclosure of Confidential Information prior to disclosure.

        12.3 NONDISCLOSURE OF AGREEMENT. Neither party shall disclose any information about this Agreement without the prior written consent of the other. Consent shall not be required, however, for (a) disclosures to tax or other governmental authorities or to potential or actual sublicensees, or marketing partners to the extent required or contemplated by this Agreement, provided, that in connection with such disclosure, each party agrees to use its commercially reasonable efforts to secure confidential treatment of such information, (b) disclosures of information for which consent has previously been obtained or (c) information which had previously been publicly disclosed. Each party shall have the further right to disclose the terms of this Agreement as required by applicable law, including the rules and regulations promulgated by the Securities and Exchange Commission, and to disclose such information to shareholders or potential investors as is customary for publicly-held companies. Any copy of this Agreement to be filed with the Securities and Exchange Commission shall be redacted to the satisfaction of both parties; provided, in the event that the Securities and Exchange Commission objects to the redaction of any portion of the Agreement after the initial submission, the filing party shall inform the other party of the objections and shall in good faith respond to the objections in an effort to limit the disclosure required by the Securities and Exchange Agreement, but in any event the filing party shall be free to include any portions of the Agreement it deems necessary to respond to the objections in any future filings. Without limiting the generality of the foregoing and except in the circumstance where a party's outside counsel advises the party that immediate disclosure is required, in the event that a Receiving Party, intends to disclose Confidential Information as permitted under this Article 12, such a party will provide to the Disclosing Party a copy of the information to be disclosed and an opportunity to comment thereon prior to such disclosure, and, to the extent practicable, consult with the Disclosing Party on the necessity for the disclosure and the text of the proposed release within a reasonable time in advance of the proposed disclosure. Without limiting the generality of this Section 12.3, Ligand may allow Allergan to review a copy of this Agreement, for the sole purpose of complying with Ligand's obligation to Allergan under the ALRT Agreement. Any copy of this Agreement disclosed under this Article 12 shall be redacted to the satisfaction of both parties.

        12.4 SURVIVAL. The confidentiality obligations of this Article 12 shall survive the termination or expiration of the Agreement.

        12.5 PRESS RELEASES. Press releases or other public communication by either party relating to the collaboration contemplated by this Agreement shall be approved in advance by the other party, except for those communications required by law, disclosures of information for which consent has previously been obtained or information which has been previously disclosed, or as otherwise set forth in this Agreement.


                                   ARTICLE 13

                        TERM AND TERMINATION OF AGREEMENT

        13.1 TERM. This Agreement shall become effective on the Effective Date and shall continue in effect, unless terminated earlier as described hereunder or by mutual written agreement of the parties, until the later of either: (1) the expiration of the last to expire Lilly Patent, Ligand Patent or Joint Patent Covering a Drug Product or a Discontinued Drug Product, New Compound, Ligand Option Compound; (2) in the event that Lilly or any Lilly Affiliate is developing or marketing a Research Compound or Drug Product in accordance with the terms of this Agreement but there is no issued Lilly Patent, Ligand Patent or Joint Patent Covering a Drug Product, then *** from the date of the most recent First Commercial Sale with respect to a Drug Product, if any, or (3) the expiration of the last applicable Data Exclusivity Period with respect to a Drug Product.

        13.2 TERMINATION FOR MATERIAL BREACH. Either party shall have the right to terminate this Agreement after ninety (90) days written notice to the other in the event the other is in material breach of this Agreement, unless the other party cures the breach before the expiration of such period of time. Such notice shall set forth in reasonable detail the specifics of the breach. In the event of termination under this Section 13.2 by Lilly, all licenses granted under this Agreement to Lilly and its Affiliates shall not be affected and shall continue in full force and effect, and Lilly and its Affiliates shall have the right to exercise all such licenses (subject to all

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

payment and other surviving obligations as set forth in Section 13.4). All licenses granted under this Agreement to Ligand and its Affiliates shall automatically terminate upon such termination by Lilly. In the event of termination under this Section 13.2 by Ligand, all licenses granted under this Agreement to Ligand and its Affiliates shall not be affected and shall continue in full force and effect, and Ligand and its Affiliates shall have the right to exercise all such licenses (subject to all payment and other surviving obligations as set forth in Section 13.4). All licenses granted under this Agreement to Lilly and its Affiliates shall automatically terminate upon such termination by Ligand. Notwithstanding the foregoing, Lilly shall be permitted to distribute and sell all supplies of Drug Products in its inventory at the time of termination until such supplies are exhausted.

        13.3 TERMINATION UPON INSOLVENCY. This Agreement may be terminated by either party upon notice to the other should the other party:

               (a) consent to the appointment of a receiver or a general assignment for the benefit of creditors, or

               (b) file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within 60 days of such filing.

        13.4 ACCRUED RIGHTS, SURVIVING OBLIGATIONS, RESIDUAL RIGHTS. Upon the expiration or early termination of this Agreement, except as provided herein to the contrary, all rights and obligations of the parties shall cease, except as follows:

               (a) obligations to pay royalties and other sums accruing hereunder up to the date of termination;

               (b) the right to complete the manufacture and sale of Drug Products, Discontinued Drug Products and Ligand Option Compounds, which qualify as "work in process" under GAAP or which are in stock at the date of termination, and the obligation to pay royalties on Net Sales of such Drug Products, the SERM Oncology Product, Discontinued Drug Products and Ligand Option Compounds;

               (c) the obligations to pay milestones and royalties with respect to Drug Products, the SERM Oncology Product, Discontinued Drug Products and Ligand Option Compounds;

               (d) all provisions regarding confidentiality shall continue in full force and effect;

               (e) obligations for record-keeping and accounting reports for so long as Drug Products, the SERM Oncology Product, Discontinued Drug Products and Ligand Option

Compounds are sold, plus three (3) years. At such time after termination of this Agreement when sales or other dispositions of Drug Products, the SERM Oncology Product, Discontinued Drug Products and Ligand Option Compounds have ceased, Lilly or Ligand, as the case may be, shall render a final report along with any royalty payment due;

               (f) the parties rights to inspect books and records as described in Article 10;

               (g) the obligations of defense and indemnity as described in
Article 14;

               (h) any cause of action or claim of a party accrued or to accrue because of any breach or default by the other party hereunder (subject to applicable statutes of limitations); and

               (i) in the event of expiration of this Agreement under Section 13.1, Lilly shall have a fully paid-up, perpetual license to the rights granted pursuant to Section 8.1 solely with respect to the unpatented Ligand Technology, and Ligand shall have a fully paid-up, perpetual license to the rights granted pursuant to Section 8.2 solely with respect to the unpatented Lilly Technology; and

               (j) all other terms, provisions, representations, rights and obligations contained in this Agreement that by their sense and content are intended to survive.


                                   ARTICLE 14

                                    INDEMNITY

        14.1 CLAIMS. Each party hereby agrees to indemnify, defend and hold harmless the other party and its Affiliates, and their respective officers, directors, agents and employees from and against any and all suits, claims, actions, demands, liabilities, expenses and/or losses, including reasonable attorneys' fees and other costs of defense other than claims for patent infringement (which shall be resolved pursuant to Article 11) ("Claims"), (a) resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Research Compounds, New Compounds, Drug Products, the SERM Oncology Product, Discontinued Drug Products or Ligand Option Compounds by the indemnifying party, its Affiliates, agents or Sublicensees (other than a party hereunder), but only to the extent such Claims do not result from the negligence or intentional misconduct of the party seeking indemnification, or
(b) resulting directly from a breach of any representation or warranty of the indemnifying party contained in Article 15 of this Agreement.

        14.2 DEFENSE. Any entity entitled to indemnification under this Article 14 shall give prompt written notice to the indemnifying party of any Claims with respect to which it seeks indemnification, and the indemnifying party shall have the option to assume the defense of such Claims with counsel reasonably satisfactory to the indemnified party. If such defense is assumed by the indemnifying party with counsel so selected, the indemnifying party will not be obligated to pay the fees and expenses of any separate counsel retained by the indemnified party with respect to such Claims. Except with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, the indemnifying party may not enter into any settlement of such litigation unless such settlement includes an unqualified release of the indemnified party.

        14.3 INSURANCE. Ligand and Lilly shall each have and maintain such type and amounts of liability insurance covering the manufacture, supply, use, and sale of Research Compounds and Drug Products as is normal and customary in the pharmaceutical industry generally for parties similarly situated, and will upon request provide the other party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.


                                   ARTICLE 15

                         REPRESENTATIONS AND WARRANTIES

        15.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants to the other party as of the Effective Date as follows:

               (a) CORPORATE EXISTENCE AND POWER. Such party (i) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, and (ii) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and is contemplated in this Agreement.

               (b) AUTHORIZATION. Such party (i) has the corporate power and authority and the legal right to enter into the Agreement and perform its obligations hereunder, and (ii) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation of such party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity whether enforceability is considered a proceeding at law or equity.

               (c) ABSENCE OF LITIGATION. Such party is not aware of any pending or threatened litigation (and has not received any communication) which alleges that such party's activities related to this Agreement have violated, or that by conducting the activities as contemplated herein such party would violate, any of the intellectual property rights of any other person.

               (d) CONSENTS. All necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such party in connection with the Agreement have been obtained.

               (e) NO CONFLICT. The execution and delivery of the Agreement and the performance of such party's obligations hereunder (i) do not conflict with or violate any requirement of applicable law or regulation or any provision of articles of incorporation or bylaws of such party in any material way, and (ii) do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such party is bound.

               (f) PATENTS. Except as such party has otherwise advised the other party in writing, such party represents and warrants to the other that, to the best of its knowledge, it has sufficient legal and/or beneficial title and ownership under its intellectual property rights necessary for it to fulfill its obligations under this Agreement and that it is not aware of any communication alleging that it has violated or by conducting its business as contemplated by this Agreement would violate any of the intellectual property rights of any other person. As used herein, "intellectual property rights" means all patent rights, copyrights, trademarks, trade secret rights, chemical and biological material rights and know-how rights necessary or useful to make, use, import, offer for sale or sell Research Compounds and/or Drug Products.

               (g) PRIOR DATA. Ligand represents and warrants to Lilly that it has made (or will make) available to Lilly (to the extent the same exists and is material to assessing the commercial, medical, clinical or regulatory potential of Research Compounds) all toxicology studies, clinical data, manufacturing process data and other information in its possession regarding Research Compounds that is material and would be reportable to the FDA under 21 C.F.R. 200 et. seq., and that to the best of its knowledge, such data and information is accurate and complete and is what it purports to be. Lilly represents and warrants to Ligand that it will make available to Ligand (to the extent the same exists and is material to assessing the commercial, medical, clinical or regulatory potential of Discontinued Drug Products) all toxicology studies, clinical data, manufacturing process data and other information in its possession regarding Discontinued Drug Products that is material and would be reportable to the FDA under 21 C.F.R. 200 et. seq., and that to the best of its knowledge, such data and information will be accurate and complete and what it purports to be.

               (h) NO DEBARMENT. Such party will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992 and will upon request certify in writing to the other that none of it, its employees, or any person providing services to such party in connection with the collaboration contemplated by this Agreement have been debarred under the provisions of such Act.

        15.2 ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Ligand and ALRT hereby represent, warrant and covenant to Lilly as follows:



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               (c) Ligand hereby agrees to use its commercially reasonable efforts to comply with the terms and conditions of those certain license agreements set forth in Schedule 15.2. In addition, Ligand hereby agrees to timely pay all royalty and milestone payments required to be paid under those certain license agreements set forth in Schedule 15.2 during the Research Program Term and thereafter only as necessary to grant Lilly the licenses granted pursuant to Section 8.1(a). Ligand has provided to Lilly complete and correct copies of such license agreements prior to the Effective Date. Each such license agreement is in full force and effect and, to Ligand's knowledge, no event has occurred which with notice or the passage of time would constitute a breach or event of default under, or permit termination of, such license agreement. To Ligand's knowledge, there is no material unauthorized use, infringement or misappropriation of the Ligand Patents Covering Compound 268 or Compound 324. There are no administrative, judicial or other proceedings pending, or to the knowledge of Ligand, threatened, in which a person or government body is or would be contesting directly the ownership of, or any rights of Ligand or any licensee under, any Ligand Patent or Ligand Technology.



                                      -55-

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

                                   ARTICLE 16

                            MISCELLANEOUS PROVISIONS

        16.1 GOVERNING LAW. The Agreement shall be governed by the laws of the State of Indiana, without regard to Indiana choice of law provisions.

        16.2 DISPUTE RESOLUTION PROCESS. In the event of any dispute relating to this Agreement or the collaborative effort contemplated hereby, the parties shall, prior to instituting any lawsuit, arbitration or other dispute resolution process on account of such dispute, follow the procedures for dispute resolution set forth in Section 2.5 of this Agreement if such dispute relates to the conduct of or decisions made as part of the Research Program or the Development Program. In the event of any dispute relating to or arising from this Agreement which a party does not believe is covered by Section 2.5 and prior to instituting any litigation with respect thereto, the dispute shall be presented to David Robinson or his successor as Chief Executive Officer of Ligand on behalf of Ligand, and August M. Watanabe or his successor as chief scientific officer of Lilly on behalf of Lilly; provided, however, that this provision shall not prevent either party from seeking a preliminary injunction or other equitable relief in the event such party believes it will suffer irreparable harm. These executives shall confer and consider each party's view and shall attempt in good faith to resolve the dispute between themselves or, if they are unable to so resolve the dispute, to establish a mechanism to resolve the dispute promptly and efficiently. In the event said executives are unable to resolve such dispute or agree upon a mechanism to resolve such dispute within thirty (30) days, either party shall be entitled to institute litigation and seek such remedies as may be available.

        16.3 NOTICES. All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed given, upon receipt, if mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by overnight delivery (receipt verified) to the address below, or given personally or transmitted by facsimile to the number indicated below (with confirmation).

To Lilly:
                      Eli Lilly and Company
                      Lilly Corporate Center
                      Indianapolis, IN 46285
                      Attention: General Counsel
                      Fax: (317) 276-9152



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

To Ligand:
                      Ligand Pharmaceuticals Incorporated
                      9393 Towne Centre Drive
                      San Diego, CA 92121
                      Attention: General Counsel
                      Fax: (619) 625-4521

Any party may, by written notice to the others, designate a new address or fax number to which notices to the party giving the notice shall thereafter be mailed or faxed.

        16.4 FORCE MAJEURE. If either party's performance hereunder is affected by any extraordinary, unexpected and unavoidable event such as acts of God, floods, fires, riots, war, accidents, labor disturbances, breakdown of plant or equipment, lack or failure of transportation facilities, unavailability of equipment, sources of supply or labor, raw materials, power or supplies, infectious diseases of animals, or by the reason of any law, order, proclamation, regulation, ordinance, demand or requirement of the relevant government or any sub-division, authority or representative thereof, or by reason of any other cause whatsoever (provided that in all such cases the party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care) ("Force Majeure") it shall as soon as reasonably practicable notify the other party of the nature and extent thereof and take all reasonable steps to overcome the Force Majeure and to minimize the loss occasioned to that other party. Neither party shall be deemed to lose any rights under, be in breach of this Agreement or otherwise be liable to the other party by reason of any delay in performance or nonperformance of any of its obligations hereunder, except with respect to payment obligations, to the extent that such delay and nonperformance is due to any Force Majeure of which it has notified the other party and the time for performance of that obligation shall be extended accordingly.

        16.5 WITHHOLDING TAXES. If either party is required by the United States government or other authorities to withhold any tax on the amounts payable by that party to the other party under this Agreement, that party shall be allowed to do so, and shall in such case remit payments to the other party net of such withheld amount, provided that the withholding party furnishes the other party with reasonable evidence of such withholding payment in electronic or written form as soon as practicable after such withholding in order that the other party may use the withholding tax paid as a tax credit.

        16.6 ENTIRE AGREEMENT. This Agreement, its exhibits and schedules, the Confidentiality Agreements between Ligand and Lilly dated September 30, 1996, January 23, 1997 and May 8, 1997, the Targretin Agreement, the Option Agreement and the Stock Purchase Agreement between Ligand and Lilly of even date herewith set forth the entire agreement and understanding of the parties relating to the subject matter contained herein and merges all prior discussions and agreements between them. No party shall be bound by any representation other than as expressly



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

stated in this Agreement, or by a written amendment to this Agreement signed by authorized representatives of both parties.

        16.7 NON-WAIVER. The failure of a party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

        16.8 DISCLAIMER OF AGENCY. This Agreement shall not constitute any party the legal representative or agent of another, nor shall any party have the right or authority to assume, create, or incur any Third Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.

        16.9 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

        16.10 ASSIGNMENT. Lilly may discharge any obligations and exercise any right hereunder through an Affiliate although Lilly shall remain ultimately responsible for the proper discharge of all obligations hereunder notwithstanding any assignment or delegation to any such Affiliate. References to Lilly shall include any Affiliate of Lilly to whom such an assignment or delegation has been made in accordance with this Agreement. Except as provided in this Section 16.10 or otherwise expressly provided in this Agreement, neither Lilly nor Ligand shall delegate duties of performance or assign, in whole or in part, rights or obligations under this Agreement without the prior written consent of the other party, not to be unreasonably withheld, and any attempted delegation or assignment without such written consent shall be of no force or effect. Notwithstanding the foregoing, Ligand or Lilly may assign the Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction. This Agreement shall be binding upon the permitted successors and assigns of the parties.

        16.11 HEADINGS. The headings contained in this Agreement have been added for convenience only and shall not be construed as limiting or defining the content of said sections or paragraphs.

        16.12 LIMITATION OF LIABILITY. No party shall be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages. Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any party.



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

        16.13 INTERPRETATION. This Agreement has been jointly prepared by the parties and their respective legal counsel and ambiguities shall not be strictly construed against either party.

        16.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

        16.15 COMPLIANCE WITH LAWS. Each party shall, and shall cause its respective Affiliates to, comply in all material respects with all federal, state, local and foreign laws, statutes, rules and regulations applicable to the parties and their respective activities under this Agreement.

        16.16 FURTHER ACTIONS. Each party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.


                [Remainder of this page intentionally left blank]



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

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                    ELI LILLY AND COMPANY



                                    By:    /s/ August M. Watanabe
                                       -----------------------------------------
                                           August M. Watanabe
                                           Executive Vice President

                                    LIGAND PHARMACEUTICALS INCORPORATED



                                    By:    /s/ David E. Robinson
                                       -----------------------------------------
                                           David E. Robinson
                                           President and Chief Executive Officer

                                    ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.



                                    By:    /s/ David E. Robinson
                                       -----------------------------------------
                                           David E. Robinson
                                           President

                                  SCHEDULE 1.12

                                  COMPOUND 268



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

                                         SCHEDULE 1.13

                                         COMPOUND 324



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

                                         Schedule 1.47

Intracellular Receptors

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


                                  SCHEDULE 2.1

                            TECHNICAL OPERATING PLAN




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

                                  SCHEDULE 10.8

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
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

                                  Schedule 15.2



        5. The Settlement Agreement, License and Mutual General Release between La Jolla Cancer Research Foundation, SelectRA Pharmaceutical Inc., Allergan Ligand, and Allergan Ligand Retinoid Therapeutics, Inc., effective August 23, 1995.

        6. The Amended and Restated Technology Cross License Agreement among Allergan, Inc., Ligand Pharmaceuticals Inc. and Allergan Ligand Retinoid Therapeutics, Inc., effective September 24, 1997.

        7. The license agreement between Salk Institute for Biological Studies and Ligand Pharmaceuticals Inc., effective October 20, 1988, and as amended on September 15, 1989, December 1, 1989 and October 20, 1990.

        8. The agreements between Insitut Pasteur de Lille and Ligand Pharmaceuticals Inc., effective March 1, 1995 and December 1, 1995.

        9. The agreement between Rockefeller and Ligand Pharmaceuticals Inc., effective November 14, 1991.

        10. The agreement between Baylor College of Medicine and Ligand Pharmaceuticals Inc., effective March 9, 1992 and September 1, 1992.